                                LEASE AGREEMENT

                                 By and Between

              ===================================================

              COLONNADE DEVELOPMENT LLC,

                                                        Landlord,

                                     - by -

              SPECTRUM PROPERTIES
              MANAGEMENT COMPANY,

                                                  Managing Agent,

                                    - and -

              SALIX PHARMACEUTICALS, INC.

                                                          Tenant.

              ===================================================

                                 The Colonnade

                        8501 Colonnade Drive, Suite 500
                         Raleigh, North Carolina 27615


                               Dated:____________

DATE OF EXECUTION:______________________


                          ARTICLE I - REFERENCE DATA

     1.1  References.  Each reference in this Lease to any of the following
          ----------
subjects shall be construed to incorporate the data stated for that subject in this Section 1.1:
     -----------

LANDLORD:                     Colonnade Development LLC

MANAGING AGENT:               Spectrum Properties Management Company

LANDLORD'S &                  150 Fayetteville Street Mall
MANAGING AGENT'S              Suite 1300
ADDRESS:                      Raleigh, North Carolina 27601

LANDLORD'S
REPRESENTATIVE:               Spectrum Properties Management Company

TENANT'S SPACE:               Suite 500, being that area(s) outlined by broad
                              lines on Exhibit B attached, and the entire rentable area of the fifth floor of the Building

BUILDING:                     That certain office building located at the
                              Building Address set forth below and commonly known as The Colonnade -Building One

BUILDING ADDRESS:             8501 Colonnade Drive
                              Raleigh, North Carolina 27615

PROJECT: Those certain office buildings, together with all entrance drives, parking areas, landscaping improvements and other improvements located on that certain tract of land described on Exhibit A-1 attached hereto (the "Project Tract")

NAME & ADDRESS FOR            John Boylan
rental remittance:            c/o Spectrum Properties
                              150 Fayetteville Street Mall
                              Suite 1300
                              Raleigh, North Carolina 27601

TENANT:                       Salix Pharmaceuticals, Inc.
                              a California corporation

TENANT'S ADDRESS              At the Premises

(for notice and billing):

TENANT'S REPRESENTATIVE:      Robert P. Ruscher

RENTABLE FLOOR AREA
OF TENANT'S SPACE:            Approximately 26,363 SF

TOTAL RENTABLE FLOOR
AREA OF THE BUILDING:         126,925 SF


SCHEDULED
COMMENCEMENT DATE:            APRIL 1, 2001

SCHEDULED
EXPIRATION DATE:              MARCH 31, 2011

RENT: Base Rent (to be adjusted for actual area of Tenant's Space and Commencement Date ):

   YEAR               TERM               SQUARE FEET          RATE        MONTHLY MINIMUM     MINIMUM ANNUAL
------------------------------------------------------------------------------------------------------------
     1          4/1/01 - 8/31/01            21,385         $       0      $           0       $            0
                9/1/01 - 3/31/02            21,385         $   21.50      $   38,314.79       $   459,777.48
------------------------------------------------------------------------------------------------------------
     2          4/1/02 - 3/31/03            26,363         $   21.98      $   48,288.23       $   579,458.76
------------------------------------------------------------------------------------------------------------
     3          4/1/03 - 3/31/04            26,363         $   22.48      $   49,386.69       $   592,640.28
------------------------------------------------------------------------------------------------------------
     4          4/1/04 - 3/31/05            26,363         $   22.99      $   50,507.11       $   606,085.32
------------------------------------------------------------------------------------------------------------
     5          4/1/05 - 3/31/06            26,363         $   23.52      $   51,671.48       $   620,057.76
------------------------------------------------------------------------------------------------------------
     6          4/1/06 - 3/31/07            26,363         $   24.06      $   52,857.82       $   634,293.84
------------------------------------------------------------------------------------------------------------
     7          4/1/07 - 3/31/08            26,363         $   24.62      $   54,088.09       $   649,057.08
------------------------------------------------------------------------------------------------------------
     8          4/1/08 - 3/31/09            26,363         $   25.20      $   55,362.30       $   664,347.60
------------------------------------------------------------------------------------------------------------
     9          4/1/09 - 3/31/10            26,363         $   25.79      $   56,658.48       $   679,901.76
------------------------------------------------------------------------------------------------------------
    10          4/1/10 - 3/31/11            26,363         $   26.40      $   57,998.60       $   695,983.20
                4/1/11 - 8/31/11            26,363         $   27.03      $   59,382.66              N/A
------------------------------------------------------------------------------------------------------------

                              Additional Rent: Operating Cost Escalation
                              pursuant to Section 4.2 and other amounts
                                          -----------
                              designated in this Lease as Additional Rent.

OPERATING COSTS               Five and 40/100 Dollars ($5.40) multiplied by
EXPENSE STOP:                 the Total Rentable Floor Area of the Building.

SECURITY DEPOSIT:             $47,233.71 (at Tenant's option, Landlord will
                              accept a letter of credit issued by an FDIC-insured financial institution with a branch located in Raleigh, NC in lieu of a security deposit)

GUARANTOR(S):                 Not Applicable

PERMITTED USES:               General Office Use

TENANT'S PUBLIC               Commercial General Liability insurance policies or
LIABILITY INSURANCE:          Comprehensive General Liability insurance policies
                              with a Broad Form Comprehensive Liability
                              Endorsement including Contractual Insurance and with a combined single limit of at least
                              $1,000,000.00 per occurrence on a per location basis and including:

                              Bodily Injury:    $1,000,000.00
                              Property Damage:  $1,000,000.00


     1.2  Exhibits.  The following exhibits are attached to this Lease and made
          --------
a part hereof:

          EXHIBIT A           Legal Description of the Lot

          EXHIBIT A-1         Legal Description of the Project Tract

          EXHIBIT B           Plan Showing Tenant's Space

          EXHIBIT C           Landlord/Tenant Work Letter

          EXHIBIT D           Landlord's Services

          EXHIBIT E           Rules and Regulations

          EXHIBIT F           Commencement/Expiration Date Agreement

          EXHIBIT G           Architect's Certificate


     1.3  Special Provisions. Any special terms or provisions of this Lease are
          ------------------
attached immediately following this page as pages 3-A to 3-C. To the extent that the Special Provisions conflict with any other terms of this Lease, the Special Provisions shall control.

                        ARTICLE II - PREMISES AND TERM

     2.1  Premises.  Landlord hereby leases to Tenant, and Tenant leases from
          --------
Landlord, Tenant's Space in the Building, excluding exterior faces of exterior walls. Tenant's Space, with such exclusion, is hereinafter referred to as the "Premises". Landlord and Tenant acknowledge and agree that the rentable square footage of the Premises has been determined, and the rentable square footage of any additional space added to the Premises shall be determined, by calculating the usable square feet of space in the Premises in accordance with the "Standard Method of Measuring Floor Area in Office Buildings," provided by the Secretariat, Buildings Owners and Managers Association International (ANSI Z65.1-1980), approved July 31, 1980. The rentable square footage of the Premises shall be determined by multiplying the usable square footage of the Premises, as determined above, by a load factor determined by Landlord.

     Tenant shall have, as an appurtenance to the Premises, the nonexclusive right to use in common with others entitled thereto: (a) the common facilities included in the Building or on the real property on which the Building is located (the "Lot"), said Lot being described more particularly in Exhibit A hereto, to the extent from time to time designated by Landlord; (b) any entrance drives or other private access drives located on the Project Tract which are necessary for ingress and egress to and from the Building; and (c) the building service fixtures and equipment serving the Premises.

     Landlord reserves the right from time to time (a) to install, repair, replace, use, maintain and relocate for service to the Premises and to other parts of the Building, or either, building service fixtures and equipment wherever located in the Building and (b) to alter or relocate any other common facility provided that substitutions are substantially equivalent or better. Landlord shall use commercially reasonable efforts to exercise its rights under this subparagraph without unreasonable interference with or interruption of Tenant's business activities within the Premises.

     Landlord and Tenant reserve the right to remeasure the Premises after the construction of the Premises and adjust the amount of rentable square feet of space contained therein for purposes of this Lease, including calculation of Rent.

     2.2  Term.  To have and to hold for a period (the "Term") commencing upon
          ----
the earlier of (i) Tenant's occupancy of the Premises or (ii) the date that Landlord delivers the Premises to Tenant in "Ready for Occupancy" condition, subject to Force Majeure Matters and Tenant Delay Factors as outlined in Section
                                                                         -------
3.2 below (whichever of said dates is appropriate being hereafter referred to as
---
the "Commencement Date") and continuing until ten (10) years and five (5) months after the Commencement Date (the "Expiration Date"). For purposes of this Lease, "Ready for Occupancy" shall mean that Landlord's Work (as defined in Exhibit C) has been substantially completed in a good and workmanlike manner in accordance with the Plans (as defined in Exhibit C), and "substantial completion" shall mean completion of Landlord's Work, as evidenced by a certificate of occupancy obtained by Landlord, except for minor "punch list" items as reasonably determined by Tenant and Landlord. In the event that the Commencement Date and Expiration Date are different than, respectively, the Scheduled Commencement Date and the Scheduled Expiration Date, Landlord and Tenant agree to execute an agreement in the form of the Commencement/Expiration Date Agreement which is attached hereto as Exhibit F and by this reference made a part hereof certifying the Commencement Date and the Expiration Date.

                          ARTICLE III - CONSTRUCTION

     3.1  Tenant's Interior Construction.  Landlord has agreed to perform
          ------------------------------
Landlord's Work in the Premises described in the "Landlord/Tenant Work Letter" attached hereto as Exhibit C and made a part hereof.

     Tenant's interior furnishings, (i.e., specification, coordination, supply
                                     ----
and installation of furniture, furnishings, telephones and movable equipment) will be the responsibility of Tenant. All of Tenant's construction, installation of furnishings, and later changes or additions shall be coordinated with any work being performed by Landlord in such manner as to maintain harmonious labor relations and not damage the Building or Lot or interfere with Building operations. Except for installation of furnishings and the installation of telephones which must be performed by the local telephone company at Tenant's direction and expense, all such work shall be performed at Tenant's expense by a general contractor approved by Landlord. Tenant shall obtain Landlord's prior written approval of construction, alterations, or additions requiring unusual expense to readapt the Premises to normal office use on lease termination or increasing the cost of construction, insurance or taxes on the Building or of Landlord's services called for by Section 5.1. Such
                                                        -----------
readaptation will be made by Tenant prior to such termination without expense to Landlord. Tenant shall also obtain Landlord's prior written approval of any alterations or additions requested by Tenant which will delay completion of the Premises and Landlord shall not be held accountable in any manner for the delay(s). All changes and additions affixed to the Premises shall be deemed part of the Building and the property of Landlord, except such items designated by Landlord for removal at the time of approval or otherwise designated by Landlord for removal upon termination of this Lease, which items shall be removed by Tenant upon termination of this Lease.

     3.2  Preparation of Premises for Occupancy. If Landlord has agreed to make
          -------------------------------------
any improvement to the Premises, the provisions governing the planning, construction, scope of work and terms of payment shall be set forth in the Landlord/Tenant Work Letter attached hereto as Exhibit C and incorporated herein by this reference. Subject to delays resulting from Force Majeure Matters (as defined in Section 10.21 of this Lease) or delays caused by Tenant or Tenant's
           -------------
agents, employees, contractors, subcontractors or licensees, including, without limitation, change orders to the Plans as defined in Exhibit C ("Tenant Delay Factors"), Landlord will deliver the Premises to Tenant in Ready for Occupancy condition not later than the Scheduled Commencement Date. If requested by Tenant, Landlord shall provide a certificate of substantial completion issued by Landlord's architect or other designated engineering representative. If Landlord for any reason whatsoever cannot deliver possession of the Premises to Tenant in Ready for Occupancy condition not later than the Scheduled Commencement Date, this Lease shall not be void or voidable nor shall Landlord be liable to Tenant for any loss or damage resulting therefrom; but in that event, Landlord shall act diligently and in good faith to complete the work that is necessary to allow Landlord to deliver the Premises to Tenant as specified above. In such case, (a) if Landlord's failure to deliver possession of the Premises to Tenant (with all improvements substantially completed in accordance with the Plans) by the Scheduled Commencement Date is not the result of one or more Tenant Delay Factors, the Commencement Date shall be adjusted to be the date when Landlord does in fact deliver possession of the Premises to Tenant as described above or (b) if Landlord's failure to deliver possession of the Premises to Tenant (with all improvements substantially completed in accordance with the Plans) by the Scheduled Commencement Date is the result of one or more Tenant Delay Factors, the Commencement Date shall be the later of (i) the Scheduled Commencement Date or (ii) the date the Premises would have been delivered in the absence of such Tenant Delay Factors(s). Notwithstanding any term or provision herein to the contrary, if, for any reason other than Tenant Delay Factors or Force Majeure Matters, Landlord cannot deliver possession of the Premises (with all improvements substantially completed in accordance with the Plans) to Tenant by the Scheduled Commencement Date, Tenant shall be entitled to a period of "free" Rent equal to two (2) days for every one (1) day after the Scheduled Commencement Date until Landlord delivers the Premises to Tenant as contemplated above, excluding any portion of such period of delay attributable to Force Majeure Matters or Tenant Delay Factors, during which time no Base Rent or Additional Rent shall be due and payable under this Lease. Additionally, if, for any reason other than Tenant Delay Factors or Force Majeure Matters, Landlord cannot deliver possession of the Premises (with all improvements substantially completed in accordance with the Plans) to Tenant by June 1, 2001, Tenant shall be entitled to terminate this Lease by so notifying Landlord in writing on or before June 10, 2001, in which case all money previously delivered to Landlord by Tenant pursuant to the terms of this Lease shall be refunded to Tenant. Time is of the essence relative to Tenant's right to terminate this Lease pursuant to this Section 3.2.
                                         -----------

     Upon delivery of the Premises in Ready for Occupancy condition by Landlord, Tenant shall be deemed to have accepted the Premises in the then-existing condition except for any "punch list" items (as that term is used in the construction industry) noted by Tenant in writing to Landlord within ten (10) business days after delivery. Landlord shall complete the punch list items within a reasonable period following receipt of Tenant's written punch list.
The existence of such punch list items shall not postpone the Commencement Date of this Lease nor the obligation of Tenant to pay Rent or any other charges due under this Lease. Notwithstanding the foregoing, for a period of one (1) year after the Commencement Date, Landlord shall repair, at no cost to Tenant, any latent or hidden defects not reasonably discoverable by Tenant within five (5) business days after delivery of the Premises. In addition, Landlord shall use commercially reasonable efforts to cause any parties giving contractor's or manufacturer's warranties in connection with Landlord's Work or the Building to correct any materially defective or nonconforming work covered by any such warranty during the applicable warranty period.

     Landlord shall permit Tenant access for installing equipment and furnishings in the Premises prior to the Term when it can be done without material interference with remaining work by Landlord.

     3.3  General Provisions Applicable to Construction.  All construction work
          ---------------------------------------------
required or permitted by this Lease, whether by Landlord or by Tenant, shall be done in a good and workmanlike manner and in compliance with all applicable laws and all lawful ordinances, regulations and orders of governmental authorities and insurers of the Building. Either party may inspect the work of the other at reasonable times and shall promptly give written notice of observed defects.

     3.4  Representatives.  Each party authorizes the other to rely in
          ---------------
connection with their respective rights and obligations under this Article III upon approval and other actions on the party's behalf by Landlord's Representative in the case of Landlord or Tenant's Representative in the case of Tenant or by any person designated in substitution thereof or addition thereto by notice to the party so relying.


                               ARTICLE IV - RENT

     4.1  Rent.  Tenant agrees to pay, without any notice, demand, offset or
          ----
reduction whatsoever, to Landlord, the Rent in equal monthly installments as set out in Section 1.1 in advance on the first day of each calendar month included
       -----------
in the Term; and for any portion of a calendar month at the beginning or end of the Term, at the rate payable for such portion, in advance. Rent shall consist of: (a) Base Rent (as it may increase pursuant to Section 1.1) and (b) any
                                                  -----------
Additional Rent identified in this Lease, including but not limited to Operating Cost Escalation as set forth in Section 4.2 and charges for additional services
                                -----------
under Section 5.1.
      -----------

     4.2  Operating Cost Escalation.
          -------------------------

          4.2.1  Definition of Landlord's Operating Costs - "Landlord's
                 ----------------------------------------
Operating Costs" shall exclude costs incurred in connection with the original construction of the Building, interest and amortization on mortgages for the Building and Lot, the cost of special services rendered to tenants (including Tenant) for which a special charge is made, any items for which Landlord is reimbursed by insurance, reserves for anticipated future expenses, leasing commissions, any rent loss, the cost of providing improvements solely to another tenant, and all interest and penalties incurred as a result of Landlord's failure to pay any bill or charge as it shall become due (unless the bill or charge was contested by Landlord), but shall include, without limitation: real
                                   -----------------
estate taxes on the Building and Lot; installments and interest on assessments for public betterments or public improvements; reasonable expenses of any proceedings for abatement of taxes and assessments with respect to any fiscal year or fraction of a fiscal year; premiums for insurance; compensation and all fringe benefits, worker's compensation insurance premiums and payroll taxes paid by Landlord to, for or with respect to all persons engaged in the operating, maintaining, or cleaning of the Building and Lot; steam, water, sewer, electric, gas, telephone, and other utility charges for the Building and Lot not billed directly to tenants by Landlord or the utility; reasonable costs of building and cleaning supplies and equipment (including rental); reasonable cost of maintenance, cleaning and repairs; cost of snow plowing or removal, or both, and care of landscaping; reasonable payments to independent contractors under service contracts for cleaning, operating, managing, maintaining and repairing the Building and Lot (which payments may be to affiliates of Landlord or to Landlord's representatives provided the same are at reasonable rates consistent with the type of occupancy and the services rendered); reasonable rental costs associated with providing the managing agent space for an office in the Building or in another building owned by Landlord or managed by Landlord's representative, which costs shall be prorated accordingly if such office services building(s) in addition to the Building; the reasonable cost of operating, maintaining and repairing the common areas and facilities of the Building (such as, but not limited to, snow plowing, landscaping, common area and street lighting, repaving parking areas, security and management); the Building's proportionate share, as reasonably determined by Landlord, of Landlord's costs and expenses (as determined consistent with the provisions of this Section 4.2.1) related to the operation, maintenance, repair
                   -------------
and replacement of any entrance drives, access drives, landscaping improvements and other common area improvements on the Project Tract which do not exclusively serve a particular Building; and all other reasonable and necessary expenses paid in connection with the operation, cleaning, maintenance and repair of the Building and Lot, or either, which are customarily passed through to tenants in the Raleigh, NC market for Class A office space and properly chargeable against income rather than capitalized under generally accepted accounting principles, it being agreed that if Landlord installs a new or replacement capital item for the purpose of reducing Landlord's Operating Costs, the cost thereof as reasonably amortized by Landlord with reasonable interest on the unamortized amount shall be included in Landlord's Operating Costs.

          In the event the average occupancy level of the Building for the applicable calendar year was not ninety-five (95%) or more of full occupancy, then the Landlord's Operating Costs for such year shall be adjusted and apportioned among the tenants by the Landlord to reflect those costs which would have occurred had the Building been ninety-five percent (95%) occupied during such year.

          The term "real estate taxes" as used above shall mean all taxes of every kind and nature assessed by any governmental authority on the Lot, the Building and related improvements, or both, which the Landlord shall become obligated to pay because of or in connection with the ownership, leasing and operation of the Lot, the Building and related improvements, or both, subject to the following: There shall be excluded from such taxes all income taxes, excess profits taxes, excise taxes, franchise taxes, estate, succession, inheritance and transfer taxes, provided, however, that if at any time during the Term the present system of ad valorem taxation of real property shall be changed so that in lieu of the whole or any part of the ad valorem tax on real property there shall be assessed on Landlord a capital levy or other tax on the gross rents received with respect to the Lot, Building and related improvements, or both, or a federal, state, county, municipal or other local income, franchise, excise or similar tax, assessment, levy or charge (distinct from any now in effect) measured by or based, in whole or in part, upon any such gross rents, then any and all of such taxes, assessments, levies or charges, to the extent so measured or based, shall be deemed to be included within the term "real estate taxes".

          4.2.2  Statement of Landlord's Operating Costs - As soon as
                 ---------------------------------------
practicable after the end of each calendar year ending during the Term and after Lease termination, Landlord shall render a statement ("Landlord's Statement") in reasonable detail and according to generally accepted accounting principles certified by Landlord's Representative showing for the preceding calendar year or fraction thereof, as the case may be, Landlord's Operating Costs.

          4.2.3  Calculation of Operating Cost Escalation - "Operating Cost
                 ----------------------------------------
Escalation" shall be calculated as follows:

          [(Landlord's Operating Costs for a particular calendar year - the Operating Costs Expense Stop) x Rentable Floor Area of Tenant's Space] / Rentable Floor Area of the Building, with all such amounts prorated accordingly if any applicable period is a fraction of a calendar year = Operating Cost Escalation. The Operating Cost Escalation shall be prorated accordingly if the applicable period is a fraction of a calendar year. In no event shall the Operating Cost Escalation be less than zero. Tenant shall not be responsible for any part of Landlord's Operating Costs attributable to an increase in controllable expenses of more than five percent (5%) from the preceding calendar year; provided, however, that Landlord may carry over the difference between the actual percentage increase and a five percent (5%) increase for any applicable calendar year to the next calendar year and each calendar year thereafter, thereby requiring Tenant to pay increases in controllable expenses that are greater than five percent (5%) of the cost of controllable expenses from the preceding calendar year but less than the cumulative total of five percent (5%) per year over the Term of the Lease.

          In case of special services which are not rendered to all areas on a comparable basis, the proportion allocable to the Premises shall be the same proportion which the Rentable Floor Area of Tenant's Space bears to the total rentable floor area to which such service is so rendered (such latter area to be determined in the same manner as the Total Rentable Floor Area of the Building).

          4.2.4  Payment of Operating Cost Escalation - Tenant shall pay as
                 ------------------------------------
Additional Rent the Operating Cost Escalation, if any, for each calendar year or fraction thereof throughout the Term within thirty (30) days of receipt of Landlord's Statement reflecting the amount due.

          If during the Term, Landlord estimates that Tenant will be obligated to pay Operating Cost Escalation with respect to any calendar year, or fraction thereof, then Tenant shall pay, as Additional Rent, on the first day of each month of each such calendar year and each ensuing calendar year thereafter, unless and until Landlord's Statement for an ensuing calendar year reflects that Tenant is not obligated to pay Operating Cost Escalation, monthly payments equal to 1/12th of the annualized Operating Cost Escalation for the ensuing calendar year as such cost is reasonably estimated by Landlord. In the event Landlord, in any calendar year, does not estimate the amount of Tenant's monthly Operating Cost Escalation payments until after one or more installments of such payments are due, Tenant, pending receipt of Landlord's estimates, shall pay to Landlord each month the monthly Operating Cost Escalation payment due during the previous calendar year, and at such time as Tenant is advised in writing of Landlord's estimated

Operating Cost Escalation for the then current calendar year Tenant shall pay to Landlord, or Landlord shall credit to Tenant (as the case may be), a sum equal to the difference between the total of the monthly Operating Cost Escalation payments paid based on the rate for the preceding calendar year and the estimated monthly Operating Cost Escalation payments actually due during the then current calendar year. In addition, all subsequent payments of monthly Operating Cost Escalation during the then current calendar year shall be paid using Landlord's estimate of monthly Operating Cost Escalation payments for the then current calendar year. When Landlord's Statement for each calendar year becomes available the Operating Cost Escalation, if any, paid for that calendar year or fraction thereof shall be adjusted retroactively such that within thirty
(30) days after Landlord's Statement is received by Tenant, Tenant will pay to Landlord, or Landlord will credit to Tenant, the difference between the Operating Cost Escalation which, according to Landlord's Statement, Tenant owed to Landlord for the preceding calendar year or fraction thereof and the monthly Operating Cost Escalation payments made for and during that year or fraction thereof.

          Notwithstanding any other provision of this Section 4.2, if the Term
                                                      -----------
expires or is terminated as of a date other than the last day of a calendar year, then for such fraction of a calendar year at the end of the Term, Tenant's last payment to Landlord under this Section 4.2 shall be made on the basis of Landlord's best estimate of the items which are includable in Landlord's Statement and shall be made on or before the later of (a) ten (10) days after Landlord delivers such estimate to Tenant or (b) the last day of the Term, with an appropriate payment or refund to be made upon submission of Landlord's Statement.

          4.2.5  Accounting Period - Landlord shall have the right from time to
                 -----------------
time to change the periods of accounting under this Section 4.2 to any annual period other than a calendar year, and upon any such change all items referred to in this Section shall be appropriately apportioned. In all Landlord's Statements rendered under this Section, amounts for periods partially within and partially without the accounting periods shall be appropriately apportioned, and any items which are not determinable at the time of a Landlord's Statement shall be included therein on the basis of Landlord's reasonable estimate, and with respect thereto Landlord shall render promptly after determination a supplemental Landlord's Statement, and appropriate adjustment shall be made according thereto. All Landlord's Statements shall be prepared on an accrual basis of accounting.

          Notwithstanding any other provision of this Section 4.2, if the Term expires or is terminated as of a date other than the last day of a calendar year, then for such fraction of a calendar year at the end of the Term, Tenant's last payment to Landlord under this Section 4.2 shall be made on the basis of Landlord's best estimate of the items which are includable in Landlord's Statement and shall be made on or before the later of (a) ten (10) days after Landlord delivers such estimate to Tenant or (b) the last day of the Term, with an appropriate payment or refund to be made upon submission of Landlord's Statement.

          4.2.6  Inspection of Books and Records. - In the event Tenant is
                 -------------------------------
required to pay the Operating Cost Escalation, Tenant shall have the right, at Tenant's expense and no more frequently than once per calendar year, to inspect Landlord's books and records showing

Landlord's Operating Costs for the calendar year in question; provided, however, Tenant shall not have the right to withhold any payments of the Operating Cost Escalation which may be in dispute, and Tenant must pay the entire amount due and payable hereunder prior to reviewing Landlord's books and records. In the event Tenant's inspection of Landlord's books and records reveals a verifiable error in Landlord's computation of Landlord's Operating Costs resulting in an overpayment by Tenant of the Operating Cost Escalation, Landlord shall promptly reimburse the amount of such overpayment to Tenant. In the event that Tenant's overpayment is greater than five percent (5%) of the actual Operating Cost Escalation, Landlord shall pay on demand Tenant's verifiable expenses in connection with Tenant's inspection of Landlord's books and records. In no event shall Tenant engage an auditor on a contingency fee basis to conduct an inspection of Landlord's books and records, and all information made available to Tenant in connection with such inspection shall be kept strictly confidential by Tenant.

     4.3  Payments.  All payments of Rent and other sums due hereunder shall be
          --------
made to Managing Agent at its address, or to such other person as Landlord may from time to time designate. Since late payment of Rent or other sums due hereunder from Tenant to Landlord will result in administrative expense to Landlord, the extent of which would be extremely difficult and economically impractical to ascertain, Tenant agrees that if Rent or any other payment due hereunder from Tenant remains unpaid for more than five (5) days after said amount is due, such payment shall be increased by a late charge payable by Tenant equal to five percent (5 %) of the amount of the delinquent payment. The amount of the late charges for any month shall be computed on the aggregate amount of all delinquent payments, including all accrued late charges, then outstanding. The provisions of this Section in no way relieve Tenant of the obligation to make all required payments when due, nor do such provisions in any way affect Landlord's remedies under this Lease.

                       ARTICLE V - LANDLORD'S COVENANTS

     5.1  Landlord's Covenants During the Term.  Landlord covenants during the
          ------------------------------------
Term:

          5.1.1  Building Services - To furnish, through Managing Agent or other
                 -----------------
independent contractors, the services listed in Exhibit D;

          5.1.2  Additional Building Services - To furnish, through Managing
                 ----------------------------
Agent or other independent contractors, reasonable additional Building operation services upon reasonable advance request of Tenant at equitable rates from time to time established by Landlord to be paid by Tenant;

          5.1.3  Repairs - Except as otherwise provided in Article VII, to make
                 -------
such repairs to the roof, exterior walls, floor slabs and common facilities of the Building and the Premises (excluding Tenant's personal property and fixtures installed in the Premises after the Commencement Date) as may be necessary to keep them in good and serviceable condition; such repairs to be made by Landlord within a reasonable time from Landlord's receiving written notice from Tenant of the need for such repairs;

          5.1.4  Quiet Enjoyment - That Landlord has the right to enter into
                 ---------------
this Lease and that Tenant on paying the Rent and performing its obligations hereunder shall peacefully and quietly have, hold and enjoy the Premises throughout the Term without any manner of hindrance or molestation from Landlord or anyone claiming under Landlord, subject however to all the terms and provisions hereof; and

          5.1.5  Indemnity - To defend, indemnify and hold harmless Tenant, its
                 ---------
agents, employees, officers, directors, partners and shareholders from and against any and all liabilities, judgments, demands, causes of action, claims, losses, damages, costs and expenses, including reasonable attorneys' fees and costs, arising out of the willful misconduct or negligence of Landlord, its officers, contractors, agents, servants or employees in or about the Building or Premises. This indemnification shall survive termination of this Lease. This provision shall not be construed to make Landlord responsible for loss, damage, liability or expense resulting from injuries to third parties to the extent caused by the negligence or willful misconduct of Tenant, or its officers, contractors, licensees, agents, employees, or invitees.

          5.1.6  Parking - To provide Tenant with a pro rata share of parking on
                 --------
an equal basis with other tenants of the Building in the event that Landlord shall ever grant reserved spaces to all tenants of the Building (whether located in surface lots or structural or covered parking decks).

     5.2  Interruptions.  Landlord shall not be liable to Tenant for any
          -------------
compensation or reduction of Rent by reason of inconvenience or annoyance or for loss of business arising from power losses or shortages or from the necessity of Landlord's entering the Premises for any of the purposes authorized in this Lease, or for repairing the Premises or any portion of the Building or Lot, provided, however, that Landlord shall use commercially reasonable efforts to avoid unreasonable interference with or interruption of Tenant's business activities within the Premises. In case Landlord is prevented or delayed from making any repairs, alterations or improvements, or furnishing any service or performing any other covenant or duty to be performed on Landlord's part, by reason of any cause reasonably beyond Landlord's control, Landlord shall not be liable to Tenant therefor, nor, except as expressly otherwise provided in
Article VII, shall Tenant be entitled to any abatement or reduction of Rent by reason thereof, nor shall the same give rise to a claim in Tenant's favor that such failure constitutes actual or constructive, or total or partial, eviction from the Premises.

     Landlord reserves the right to stop any service or utility system when necessary by reason of accident or emergency or until necessary repairs have been completed. Except in case of emergency repairs, Landlord will give Tenant reasonable advance notice of any contemplated stoppage and will use reasonable efforts to avoid unnecessary inconvenience to Tenant by reason thereof.

                        ARTICLE VI - TENANT'S COVENANTS

     6.1  Tenant's Covenants During Term.  Tenant covenants during the Term and
          ------------------------------
such further time as Tenant occupies any part of the Premises:

          6.1.1  Tenant's Payments - To pay when due (a) all Rent, late charges
                 -----------------
and other sums due hereunder, (b) all taxes which may be imposed on Tenant's personal property in the Premises (including without limitation, Tenant's fixtures and equipment), regardless to whomever assessed, (c) all charges by public utilities for telephone and other utility services (including service inspections therefor) rendered to the Premises not otherwise required hereunder to be furnished by Landlord without charge and not consumed in connection with any services required to be furnished by Landlord without charge, and (d) as Additional Rent, all charges of Landlord for services-rendered pursuant to
Section 5.1.2 hereof;
-------------

          6.1.2  Repairs and Surrender of Premises - Except as otherwise
                 ---------------------------------
provided in Article VII and Section 5.1.3, to keep the Premises in good order,
                            -------------
repair and condition, reasonable wear and tear and damage by insured casualty only excepted; and at the expiration or termination of this Lease peaceably to surrender the Premises and all changes and additions therein in as good order, repair and condition as they were when received, reasonable wear and tear and damage by insured casualty only excepted, first removing all goods and effects of Tenant and any items, the removal of which is required by agreement or specified herein to be removed at Landlord's election, and repairing all damage caused by such removal and restoring the Premises and leaving them clean and neat;

          6.1.3  Occupancy and Use - Continuously from the Commencement Date, to
                 -----------------
use and occupy the Premises only for the Permitted Uses; and not to injure or deface the Premises, Building, or Lot; and not to permit in the Premises or common facilities (insofar as use of the common facilities is in control of Tenant) any auction sale, nuisance, or the emission from the Premises (or common facilities) of any objectionable noise or odor; nor any use thereof which is improper, offensive, contrary to law or ordinances, or liable to invalidate or increase the premiums for any insurance on the Building or its contents or liable to render necessary any alteration or addition to the Building;

          6.1.4  Rules and Regulations - To comply with the Rules and
                 ---------------------
Regulations set forth in Exhibit E, as the same may be amended by Landlord from time to time, and all other reasonable Rules and Regulations hereafter made by Landlord, of which Tenant has been given notice, for the care and use of the Building and Lot and their facilities and approaches, it being understood that Landlord shall not be liable to Tenant for the failure of other tenants of the Building to conform to such Rules and Regulations;

          6.1.5  Safety Appliances - To keep the Premises equipped with all
                 -----------------
safety appliances required by law or ordinance or any other regulation of any public or private authority having jurisdiction over the Premises (including insurance underwriters or rating bureaus), to the extent not installed by Landlord prior to the Commencement Date as required to obtain a certificate of occupancy, because of any use made by Tenant and to procure all licenses and permits so required because of such use and, if requested by Landlord, to do any work so required because of such use, it being understood that the foregoing provisions shall not be construed to broaden in any way Tenant's Permitted Uses;

          6.1.6  Assignment and Subletting - Not to assign this Lease, or
                 -------------------------
sublease all or any part of the Premises, or permit the use of the Premises by any party other than Tenant, without the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed.

          Notwithstanding the foregoing, the prohibition against assignment without Landlord's consent shall not apply to assignments to (i) a corporation into or with which Tenant is merged or consolidated or to which substantially all of Tenant's assets or stock are transferred, provided such merger or transfer of assets or stock is for a good business purpose and not principally for the purpose of transferring the leasehold estate created by this Lease, and provided further that the assignee shall have a net worth of not less than Tenant's net worth on the date immediately preceding the transaction, or (ii) an entity that controls Tenant or is controlled by Tenant or is under common control with Tenant and Tenant remains primarily liable after such assignment (either of (i) or (ii) being referred to herein as a "Related Assignee").
Tenant shall notify Landlord before any such transaction is consummated and furnish to Landlord documentation that such assignee qualifies as a Related Transferee hereunder. The term "control" as used in this paragraph shall mean
(1) in the case of a corporation, ownership of more than 50% of the outstanding capital stock of that corporation and control over the management of such corporation, (2) in the case of a general partnership, ownership of more than 50% of the general partnership interests of the partnership and control over the management of such partnership, (3) in the case of a limited partnership, ownership of more than 50% of the general partnership interests of such limited partnership, and control over the management of such limited partnership, and
(4) in the case of a limited liability company, ownership of more than 50% of the membership interests of such limited liability company and control over the management of such limited liability company.

          Further, notwithstanding the provisions of this Section 6.1.6, the
                                                          -------------
transfer of the outstanding capital stock of any corporate tenant as part of an initial public offering of stock registered under the Securities Act of 1933, as amended, and the increase in the amount of issued and/or outstanding capital stock of any corporate tenant as part of a registered initial public offering of such capital stock, shall not be deemed an assignment of this Lease. Tenant shall notify Landlord that such transaction is contemplated promptly after the registration statement with respect to such transaction is filed, and thereafter Tenant shall notify Landlord prior to the actual consummation of such transaction. Tenant shall furnish documentation to Landlord indicating that such transaction meets the above criteria.

          Any assignment or sublease in violation of this Section 6.1.6 shall be
                                                          -------------
null and void, and Landlord shall have the option of declaring Tenant in default under the Lease. When Tenant requests Landlord's consent to an assignment or sublease, it shall notify Landlord in writing of (i) the name and address of the proposed assignee or subtenant; (ii) the nature and character of the business of the proposed assignee or subtenant; (iii) financial information including financial statements of the proposed assignee or subtenant; and (iv) a copy of the proposed sublet or assignment agreement. Tenant shall thereafter immediately provide to Landlord any and all other information and documents reasonably requested by Landlord in order to assist Landlord with its consideration of Tenant's request hereunder. Landlord shall have the option (to be exercised within thirty (30) days from the submission of Tenant's request and receipt of all other information requested hereunder) to cancel this Lease as it affects the portion of the Premises to be subleased or assigned as of the commencement date stated in the proposed sublease or assignment unless Tenant thereafter withdraws its proposed assignment or sublease within three (3) business days.

          If Landlord approves an assignment or sublease as herein provided, Tenant shall pay to Landlord, as Additional Rent due under this Lease, as applicable, (i) in the case of a sublease, an overage amount equal to the difference, if any, between the Rent allocable to that part of the Premises affected by such sublease pursuant to this Lease and 50% of the rent paid by the subtenant to Tenant, less any reasonable and customary expenses incurred by the Tenant in connection with the sublease which are approved by the Landlord in its sole and absolute discretion (provided that reasonable leasing commissions and tenant upfit improvements need not be approved by Landlord), and (ii) in the case of an assignment, an overage amount equal to 50% of the consideration, if any, received by Tenant for such assignment. Such overage amounts shall be due and payable by Tenant to Landlord within five (5) days of Tenant's receipt of payment from the subtenant or assignee. Overage amounts in the case of a sublease shall be calculated and adjusted (if necessary) on a lease year (or partial lease year) basis, and there shall be no cumulative adjustment for the Term. No consent to any assignment or sublease shall constitute a further waiver of the provisions of this Section, and all subsequent assignments or subleases may be made only with the prior written consent of Landlord. An assignee of Tenant, at the option of Landlord, shall become directly liable to Landlord for all obligations of Tenant hereunder and shall assume all such obligations in writing in a form satisfactory to Landlord in its sole and absolute discretion, but no sublease or assignment by Tenant shall relieve Tenant of any liability hereunder. Any assignment or sublease without Landlord's consent shall be void, and shall, at the option of the Landlord, constitute a default under this Lease. In the event that Tenant requests that Landlord consider a sublease or assignment hereunder (including to a Related Assignee), Tenant shall pay Landlord's reasonable costs and expenses, including all attorneys' fees and costs incurred by Landlord in connection with the consideration of such request or such sublease or assignment, not to exceed One Thousand and 00/100 Dollars ($1,000.00) per transaction.

     Notwithstanding any term or provision herein to the contrary, Tenant shall not publish or display any advertisement to the general public offering all or any part of the Premises for assignment, subletting or other transfer at a rental rate lower than the rental schedule established from time to time by Landlord for comparable space for a comparable term in the Building or in any other building (a "Colonnade Building") owned by Landlord in The Colonnade development (the "Park"). Further, no assignment, subletting or other transfer shall be made: (i) to any person or entity which shall at that time be a tenant, subtenant or other occupant of any part of the Building or another Colonnade Building if Landlord then has other comparable space in the Building or in another Colonnade Building available for leasing by Landlord; (ii) to any person or entity to which Landlord or Landlord's agent (directly or through a broker) has submitted a written proposal with respect to space in the Building or in another Colonnade Building during the six (6) months immediately preceding Tenant's request for Landlord's consent to such transaction; (iii) to any person or entity for the conduct of business which is not in keeping with the standards and general character of the Building; or (iv) which would require the demolition or reconfiguration of any portion of the Premises other than in connection with typical Tenant upfit. All rights and options of Tenant hereunder, if any, to expand the Premises, contract the Premises, extend or renew the Term, and/or shorten the Term, and any right(s) of first refusal, first offer or first option hereunder in favor of Tenant shall automatically terminate upon the assignment of this Lease or upon the subletting of all or any part of the Premises, unless Landlord specifically agrees in writing that such rights and options shall continue. Tenant acknowledges that the restrictions on assignments and subleases described herein are a material inducement for Landlord entering into this Lease and shall be enforceable by Landlord against Tenant and against any assignee or subtenant or any other party acquiring an interest in this Lease.

          6.1.7  Indemnity - To defend, indemnify and hold harmless Landlord,
                 ---------
its agents, employees, officers, directors, partners and shareholders from and against any and all liabilities, judgments, demands, causes of action, claims, losses, damages, costs and expenses, including reasonable attorneys' fees and costs, arising out of the use, occupancy, conduct, operation, or management of the Premises by, or the willful misconduct or negligence of Tenant, its officers, contractors, licensees, agents, servants, employees, guests, invitees, or visitors in or about the Building or Premises or arising from any breach or default under this Lease by Tenant, or arising from any accident, injury, or damage, howsoever and by whomsoever caused, to any person or property, occurring in or about the Building or Premises. This indemnification shall survive termination of this Lease. This provision shall not be construed to make Tenant responsible for loss, damage, liability or expense resulting from injuries to third parties to the extent caused by the negligence or willful misconduct of Landlord, or its officers, contractors, licensees, agents, employees, or invitees;

          6.1.8  Tenant's Liability, Property and Business Interruption
                 ------------------------------------------------------
Insurance - To maintain with insurance companies reasonably satisfactory to
---------
Landlord:

          (a) Commercial general liability insurance on the Premises in amounts which shall, at the beginning of the Term, be at least equal to the limits set forth in Section 1.1 and from time to time during the Term, shall be for such
         -----------
higher limits, if any, as are customarily carried in the area in which the Premises are located on property similar to the Premises and used for similar purposes and to furnish Landlord with the certificates thereof. Fire and casualty insurance with extended coverage in an amount of not less than Fifty Thousand and 00/100 Dollars ($50,000.00) shall also be obtained and kept in force during the Term of this Lease at Tenant's expense. The limit of any of such insurance shall not limit the liability of Tenant hereunder. If Tenant fails to procure and maintain such insurance, Landlord may, but shall not be required to, procure and maintain the same, at Tenant's expense to be reimbursed by Tenant as additional rent within ten (10) days of written demand. All insurance required to be obtained by Tenant hereunder shall be issued by companies reasonably acceptable to Landlord. Thirty (30) days prior to the Commencement Date, Tenant shall deliver to Landlord certificates of liability insurance required herein with loss payable clauses satisfactory to Landlord. Any deductible under such insurance policy in excess of One Thousand and 00/100 Dollars ($1,000.00) must be approved by Landlord in writing prior to issuance of such policy. No policy shall be cancelable, allowed to lapse and/or expire and/or be subject to reduction of coverage except upon thirty (30) days prior written notice to Landlord. All such policies shall name Landlord and Landlord's Representative as additional insureds and shall be written as primary policies not contributing with and not in excess of coverage which Landlord may carry. The policy limits set forth herein shall be subject to periodic review, and Landlord reserves the right to require that Tenant increase the liability coverage limits if, in the reasonable opinion of Landlord, the coverage becomes inadequate and is less than commonly maintained by tenants making similar uses in similar buildings. Tenant shall obtain any revised or increased coverage required by Landlord within thirty (30) days of any such notification from Landlord;

                 (b) Property insurance on all Tenant's trade fixtures, equipment and personal property on the Premises, being a policy of all risk property insurance covering the full replacement value of such property. During the Term of this Lease, the proceeds from any such policy of insurance shall be used for the repair or replacement of the fixtures and equipment so insured. Landlord shall have no interest in the insurance upon Tenant's equipment and fixtures and will sign all documents reasonably necessary or proper in connection with the settlement of any claim or loss by Tenant. Landlord will not carry insurance on Tenant's possessions. Tenant shall furnish Landlord with a certificate of insurance evidencing that the requirements set forth herein are in full force and effect. Any deductible in excess of Two Thousand Five Hundred and 00/100 Dollars ($2,500.00) under such insurance must be approved in writing by Landlord prior to issuance of such policy. Upon demand, Tenant shall provide Landlord, at Tenant's expense, with such increased amount of existing insurance, and such other insurance as Landlord or Landlord's lender may reasonably require, to afford Landlord and Landlord's lender adequate protection. Tenant shall provide Landlord with notice of loss or damage to property immediately after such loss or damage occurs; and

                 (c) Business interruption and/or loss of rental insurance in an amount equivalent to six (6) months Rent which shall not contain a deductible greater than One Thousand Dollars ($1,000.00). Tenant shall furnish Landlord with certificates of insurance naming Landlord as an additional insured. No policy shall be cancelable, allowed to lapse and/or expire and/or be subject to reduction of coverage except upon thirty (30) days prior written notice to Landlord.

          6.1.9  Employer's Liability Insurance - To purchase and maintain
                 ------------------------------
employer's liability insurance with minimum liability limits of $100,000.00 per accident for bodily injury, $100,000.00 per employee for bodily injury due to disease with a $500,000.00 policy limit. Tenant shall provide Landlord with a certificate of insurance for insurance required herein;

          6.1.10  Tenant's Workers' Compensation Insurance - To keep all
                  ----------------------------------------
Tenant's employees working in the Premises covered by worker's compensation insurance in amounts required by and otherwise in accordance with all applicable legal requirements, and to furnish Landlord with the certificates thereof upon request;

          6.1.11  Landlord's Right of Entry - To permit Landlord and Landlord's
                  -------------------------
agents entry: to examine the Premises at reasonable times and, if Landlord shall so elect, to make repairs or replacements; to remove, at Tenant's expense, any changes, additions, signs, curtains, blinds, shades, awnings, aerials, flagpoles, or the like not consented to in writing by Landlord; and to show the Premises to prospective tenants during the six months preceding expiration of the Term and to show the Premises to prospective purchasers and mortgagees at all reasonable times;

          6.1.12  Loading - Not to place any extreme or unusual load upon the
                  -------
Premises without Landlord's prior written consent; and not to move any safe, vault or other heavy equipment in, about or out of the Premises except in such manner and at such times as Landlord shall in each instance approve. Tenant's business machines and mechanical equipment which cause vibration or noise that may be transmitted to the Building structure or to any other leased space in the Building shall be placed and maintained by Tenant in settings of cork, rubber, spring, or other types of vibration and/or noise eliminators sufficient to eliminate such vibration or noise;

          6.1.13  Landlord's Costs - In case Landlord shall, without any fault
                  ----------------
on its part, be made party to any litigation commenced by or against Tenant or by or against any parties in possession of the Premises or any part thereof claiming under Tenant, to pay, as Additional Rent, all costs, including, without limitation, reasonable counsel fees incurred by or imposed upon Landlord, in connection with such litigation and, as Additional Rent, also to pay all such costs and reasonable counsel fees incurred by Landlord in connection with the successful enforcement by Landlord of any obligations of Tenant under this Lease;

          6.1.14  Tenant's Property - That all the furnishings, fixtures,
                  -----------------
equipment, effects and property of every kind, nature and description of Tenant and of all persons claiming by, through or under Tenant which, during the continuance of this Lease or any occupancy of the Premises by Tenant or anyone claiming under Tenant, may be on the Premises or elsewhere in the Building or on the Lot shall be at the sole risk and hazard of Tenant, and if the whole or any part thereof shall be destroyed or damaged by fire, water or otherwise, or by the leakage or bursting of water pipes, steam pipes or other pipes, by theft, or from any other cause, no part of said loss or damage is to be charged to or to be borne by Landlord unless due to the gross negligence or willful misconduct of Landlord;

          6.1.15  Liens - To keep the Premises and the Building free from any
                  -----
liens arising out of any work performed, materials ordered or obligations incurred by or on behalf of Tenant, and Tenant hereby agrees to indemnify and hold Landlord, its agents, employees, independent contractors, officers, directors, partners, and shareholders harmless from any liability, cost or expense for such liens. Tenant shall cause any such lien imposed to be released of record by payment or posting of the proper bond acceptable to Landlord within fifteen (15) days after the earlier of Tenant's knowledge of the imposition of the lien or written request by Landlord. Tenant shall give Landlord written notice of Tenant's intention to perform work on the Premises which might result in any claim of lien at least ten (10) days prior to the commencement of such work to enable Landlord to post and record a Notice of Nonresponsibility or other notice deemed proper before commencement of any such work. If Tenant fails to remove any lien within the prescribed ten (10) day period, then Landlord may do so at Tenant's expense and Tenant's reimbursement to Landlord for such amount, including attorneys' fees and costs, shall be deemed Additional Rent;

          6.1.16  Changes or Additions - Not to make any changes or additions to
                  --------------------
the Premises without Landlord's prior written consent (which consent shall not be unreasonably withheld, conditioned or delayed), provided that Tenant shall reimburse Landlord for all reasonable costs incurred by Landlord in reviewing Tenant's proposed changes or additions, and provided further that, in order to protect the functional integrity of the Building, all such changes and additions shall be performed by contractors selected from a list of approved contractors prepared by Landlord from time to time;

          6.1.17  Holdover - To pay to Landlord 150% of the total of the Rent
                  --------
then applicable for each month or portion thereof Tenant shall retain possession of the Premises or any part thereof after the termination of this Lease, whether by lapse of time or otherwise, and also to pay all damages sustained by Landlord on account thereof. In the event the Tenant remains in possession of the Premises after the termination or expiration of this Lease, it shall be deemed to be occupying the Premises on a month-to-month basis and subject to all of the provisions, conditions and obligations of said Lease. The provisions of this subsection shall not operate as a waiver by Landlord of any rights or remedies provided in this Lease; and

          6.1.18  Environmental Matters -
                  ---------------------

                  (a) As used in this Lease, the term "Hazardous Materials" shall mean and include any substance that is or contains petroleum, asbestos, polychlorinated biphenyls, lead, or any other substance, material or waste which is now or is hereafter classified or considered to be hazardous or toxic under any federal, state or local law, rule, regulation or ordinance relating to pollution or the protection or regulation of human health, natural resources or the environment (collectively "Environmental Laws") or poses or threatens to pose a hazard to the health or safety of persons on the Premises or any adjacent property.

                  (b) Tenant agrees that during its use and occupancy of the Premises it will not permit Hazardous Materials to be present on or about the Premises except in a manner and quantity necessary for the ordinary performance of Tenant's business and that it will comply with all Environmental Laws relating to the use, storage or disposal of any such Hazardous Materials.

                  (c) If Tenant's use of Hazardous Materials on or about the Premises results in a release, discharge or disposal of Hazardous Materials on, in, at, under, or emanating from, the Premises or the property in which the Premises are located, Tenant agrees to investigate, clean up, remove or remediate such Hazardous Materials in full compliance with the requirements of
(i) all Environmental Laws and (ii) any governmental agency or authority responsible for the enforcement of any Environmental Laws. Landlord shall also have the right, but not the obligation, to take whatever action with respect to any such Hazardous Materials that it deems reasonably necessary to protect the value of the Premises or the property in which the Premises are located. All costs and expenses paid or incurred by Landlord in the exercise of such right shall be payable by Tenant upon demand.

                 (d) Upon reasonable notice to Tenant, Landlord may inspect the Premises for the purpose of determining whether there exists on the Premises any Hazardous Materials or other condition or activity that is in violation of the requirements of this Lease or of any Environmental Laws. The right granted to Landlord herein to perform inspections shall not create a duty on Landlord's part to inspect the Premises, or liability on the part of Landlord for Tenant's use, storage or disposal of Hazardous Materials, it being understood that Tenant shall be solely responsible for all liability in connection therewith.

                 (e) Tenant shall surrender the Premises to Landlord upon the expiration or earlier termination of this Lease free of debris, waste or Hazardous Materials placed on or about the Premises by Tenant or its agents, employees, contractors or invitees, and in a condition which complies with all Environmental Laws.

                 (f) Tenant agrees to indemnify and hold harmless Landlord from and against any and all claims, losses (including, without limitation, loss in value of the Premises or the property in which the Premises are located), liabilities and expenses (including reasonable attorney's fees) sustained by Landlord to the extent attributable to (i) any Hazardous Materials placed on or about the Premises by Tenant or its agents, employees, contractors or invitees or (ii) Tenant's breach of any provision of this Section 6.1.18, but in no event shall Tenant be liable hereunder with respect to Hazardous Materials placed on or about the Premises by third parties other than Tenant, its agents, employees, contractors or invitees (including other tenants or Landlord, or Landlord's agents, employees, contractors or invitees).

                 (g) The provisions of this Section 6.1.18 shall survive the
                                            --------------
expiration or earlier termination of this Lease.


                       ARTICLE VII - CASUALTY AND TAKING

     7.1  Casualty to Premises.
          --------------------

          7.1.1  Damage Repair - If the Premises shall be destroyed or rendered
                 -------------
untenantable, either wholly or in part, by fire or other casualty, Landlord may, at its option, (i) terminate this Lease effective as of the date of such damage or destruction, or (ii) restore the Premises to their previous condition within one hundred eighty (180) days after insurance proceeds have been made available for such restoration, and in the meantime the Base Rent shall be abated in the same proportion as the untenantable portion of the Premises bears to the whole thereof, and this Lease shall continue in full force and effect. If the damage is due, directly or indirectly, to the fault or neglect of Tenant, or its officers, contractors, licensees, agents, servants, employees, guests, invitees or visitors, there shall be no abatement of Base Rent, except to the extent Landlord receives proceeds from any applicable insurance policy of Tenant to compensate

Landlord for loss of Base Rent. Unless the damage is due, directly or indirectly, to the fault or neglect of Tenant, or its officers, contractors, licensees, agents, servants, employees, guests, invitees or visitors, and provided Tenant is not otherwise in default under this Lease, Tenant may terminate this Lease if the Premises are not restored to their previous condition within one hundred eighty (180) days after insurance proceeds have been made available for such restoration by delivering written notice to Landlord within ten (10) days thereafter.

          7.1.2  Termination for Material or Uninsured Damages - If the Building
                 ---------------------------------------------
shall be destroyed or damaged by fire or other casualty insured against under Landlord's fire and extended coverage insurance policy to the extent that more than fifty percent (50%) thereof is rendered untenantable, or if the Building shall be materially destroyed or damaged by any other casualty other than those covered by such insurance policy, notwithstanding that the Premises may be unaffected directly by such destruction or damage, Landlord may, at its election, terminate this Lease by notice in writing to Tenant within sixty (60) days after such destruction or damage. Such notice shall be effective thirty
(30) days after receipt thereof by Tenant.

          7.1.3  Business Interruption - Other than rental abatement provided in
                 ---------------------
Section 7.1.1, no damages, compensation or claim shall be payable by Landlord
-------------
for inconvenience or loss of business arising from the interruption of business or the repair or restoration of the Building or Premises.

          7.1.4  Repairs - Landlord's obligations, should it elect to repair,
                 -------
shall be limited to the base Building, common areas and the interior improvements (if any) initially installed by Landlord as part of Landlord's work (as described in Exhibit C). Anything herein to the contrary notwithstanding, if the Premises are destroyed or damaged during the last twelve (12) months of the term of this Lease, then Landlord may, at its option, cancel and terminate this Lease as of the date of the occurrence of such damage.

     7.2  Condemnation.  If twenty percent (20%) or more of the Premises, or of
          ------------
such portions of the Building as may be required for the reasonable use of the Premises, are taken by eminent domain or sale under threat of condemnation by eminent domain, this Lease shall automatically terminate as of the date title vests in the condemning authority, and all Rent and other charges or sums shall be paid to that date. Landlord reserves all rights to damages to the Premises for any partial or entire taking by eminent domain, and Tenant hereby assigns to Landlord any right Tenant may have to such damages or award, and Tenant shall make no claim against Landlord or the condemning authority for damages for termination of the leasehold interest or interference with Tenant's business; provided, however, that Tenant shall have the right to claim and recover from the condemning authority compensation for any loss which Tenant may incur for Tenant's moving expenses, business interruption or taking of Tenant's personal property (not including Tenant's leasehold interest).

                      ARTICLE VIII - RIGHTS OF MORTGAGEE

     8.1  Rights of Mortgage Holders; Limitation of Mortgagee's Liability.  The
          ---------------------------------------------------------------
word "mortgage" as used herein includes mortgages, deeds of trust or other similar instruments
evidencing other voluntary liens or encumbrances, and modifications, consolidations, extensions, renewals, replacements and substitutions thereof. The word "holder" shall mean a mortgagee, and any subsequent holder or holders of a mortgage. Until the holder of a mortgage shall enter and take possession of the Premises for the purpose of foreclosure, such holder shall have only such rights of Landlord as are necessary to preserve the integrity of this Lease as security, the condition and value of the Building and Lot. Upon entry and taking possession of the Premises for the purpose of foreclosure, such holder shall have all the rights of Landlord. Notwithstanding any other provision of this Lease to the contrary, including without limitation Section 10.5, no such holder
                                                    ------------
of a mortgage shall be liable, either as mortgagee or as assignee, to perform, or be liable in damages for failure to perform, any of the obligations of Landlord unless and until such holder shall enter and take possession of the Premises for the purpose of foreclosure, and such holder shall not in any event be liable to perform or for failure to perform the obligations of Landlord under
Section 3.1. Upon entry for the purpose of foreclosure, such holder shall be
-----------
liable to perform all of the obligations of Landlord (except for the obligations under Section 3.1), subject to and with the benefit of the provisions of Section
      -----------                                                        -------
10.5, provided that a discontinuance of any foreclosure proceeding shall be
----
deemed a conveyance under said provisions to the owner of the equity of redemption in the mortgaged premises.

     8.2  No Prepayment or Modification.  Tenant shall not pay Rent or any other
          -----------------------------
charge more than thirty (30) days prior to the due dates thereof. No prepayment of Rent or other charge, no assignment of this Lease and no agreement to modify so as to reduce the Rent, change the Term, or otherwise materially change the rights of Landlord under this Lease, or to relieve Tenant of any obligations or liability under this Lease, shall be valid unless consented to in writing by Landlord's mortgagees of record, if any.

     8.3  Subordination.  This Lease, and all rights of Tenant hereunder, are
          -------------
subject and subordinate to any mortgage or mortgages, blanket or otherwise, which affect the Lot or Building as of the date of execution of this Lease, and to any and all renewals, modifications, consolidations, replacements and extensions thereof. It is the intention of the parties that this provision be self-operative, and that no further instrument shall be required to effect such subordination of this Lease; provided, however, that Landlord shall use commercially reasonable efforts to obtain a subordination, non-disturbance and attornment agreement from any lender holding a mortgage or deed of trust on the Lot or Building as of the date of this Lease. Tenant shall within ten (10) days of demand, at any time or times, execute, acknowledge and deliver to Landlord, without expense to Landlord, any and all instruments that may be necessary or proper to subordinate this Lease, and all rights of Tenant hereunto, to any such future mortgage or mortgages, provided that Tenant's obligation of execution, acknowledgement and delivery shall be conditioned upon such instrument containing an agreement by Landlord's mortgagee that Tenant's peaceful and quiet possession of the Premises shall not be disturbed by reason of foreclosure or other default proceedings so long as Tenant is not in default under the terms of this Lease beyond any applicable cure period. Should Tenant refuse to execute the required documents hereunder, or those required under Section 10.12
                                                          -------------
hereinafter, upon demand by Landlord, then, in addition to the Tenant's being responsible for any other damages incurred as a result thereof (including interest), the Tenant's refusal shall constitute a default under Article IX herein. If any mortgagee or other party shall at any time succeed to the interest of the Landlord in the Premises, whether by foreclosure, sale, or otherwise, the Tenant, at such mortgagee's or successor's request shall attorn to and recognize such mortgagee or successor as landlord hereunder.

     8.4  Mortgagee Protection.  Tenant agrees to give any mortgagee(s) and/or
          --------------------
trust deed holder(s), by registered mail, a copy of any notice of default served upon the Landlord, provided that prior to such notice Tenant has been notified in writing (by way of notice of assignment of rents and leases, or otherwise) of the addresses of such mortgagee(s) and/or trust deed holder(s). Tenant further agrees that if Landlord shall have failed to cure such default within the time provided for in this Lease, then the mortgagee(s) and/or trust deed holder(s) shall have an additional thirty (30) days within which to cure such default or if such default cannot be cured within that time, then such additional time as may be necessary if within such thirty (30) days any mortgagee and/or trust deed holder(s) has commenced and is diligently pursuing the remedies necessary to cure such default, in which event this Lease shall not be terminated while such remedies are being so diligently pursued.

                             ARTICLE IX - DEFAULT

     9.1  Events of Default.  The occurrence of any of the following events if
          -----------------
not remedied within the allotted time period, if any, hereinafter provided shall constitute an Event of Default by Tenant under this Lease: (1) Failure of Tenant to pay Rent on the due date for payment or any other charge or sum to be paid to Landlord by Tenant when invoiced therefor (except that one time per calendar year, Tenant shall have five (5) days after receipt of written notice from Landlord to cure a default under this subsection (1)); (2) Failure by Tenant to comply with any of the rules, regulations, agreements, covenants, terms and conditions contained or referred to herein (other than the failure to pay Rent and other sums of money), if not remedied for a period of fifteen (15) days following receipt of written notice thereof; provided, that in the event a default or breach is not susceptible of being remedied within such fifteen (15) day period the time permitted Tenant to remedy the default or breach shall be extended for as long as shall be reasonably necessary to remedy same if Tenant commences promptly and proceeds diligently until successful to remedy such default or breach, except that the period for remedying a default or breach shall not be so extended if the extension in Landlord's reasonable judgment may jeopardize the value of the Lot or Building or the interest of the Landlord in the Lot or Building or may subject Landlord to civil or criminal liabilities;
(3) Filing by or against Tenant in any court pursuant to any statute, either of the United States or of any state, of a petition for bankruptcy or insolvency, or for reorganization, or for any arrangement or for appointment of a receiver or trustee of all or a portion of Tenant's property; provided, that if the action or proceeding be against Tenant, the same shall not become an Event of Default if the petition shall be dismissed within sixty (60) days after the commencement thereof; (4) Dissolution or liquidation of Tenant, whether voluntary or involuntary, or the taking of possession of any of Tenant's property by execution and levy or attachment; and (5) Abandonment of the Premises by Tenant for more than ten (10) consecutive business days.

     9.2  Landlord's Rights After Default.
          -------------------------------

          9.2.1 Upon the occurrence of any Event of Default, Landlord shall have all rights and remedies allowed at law, in equity, by statute and otherwise and in addition the Landlord may give notice to Tenant at any time after said Event of Default stating that Tenant's right to possession of the Premises shall expire on the date specified in such notice and upon the date specified in such notice all right of Tenant to possession of the Premises hereunder shall terminate, but Tenant shall remain liable as hereinafter provided.

          9.2.2 At any time after the expiration of Tenant's possessory right to the Premises, Landlord may relet the Premises or any part thereof in the name of Landlord or otherwise for such term (which may be greater or less than the period which would otherwise have constituted the balance of the term of this Lease) and on such conditions (which may include concessions or free rent) as Landlord, in its reasonable discretion, may determine, and may collect and receive the rent therefrom. Landlord shall in no way be responsible or liable to Tenant for any failure to relet the Premises or any part thereof, or for any failure to collect any rent due upon any such reletting and Tenant's liability shall not be affected or diminished in any respect by such failure so long as Landlord has made a reasonable, good faith effort to mitigate its damages as required by law. In the event Landlord relets said Premises at a rental higher than that due from Tenant under the provisions hereof, Tenant shall not be entitled to share in any excess. Landlord, at its option, may make such alterations, repairs and changes in the Premises as Landlord in its sole judgment considers advisable or necessary for the purpose of reletting the Premises, and the making of such alterations, repairs and changes shall not operate or be construed to release Tenant from any liability.

          9.2.3 At any time after any expiration of Tenant's possessory right to the Premises, Landlord at its option and as an alternative and in lieu of collection of damages as set forth in Section 9.3.2, below, may demand as and
                                      -------------
for liquidated and agreed final damages for Tenant's default(s), and Tenant shall pay to Landlord, an amount equal to the difference between the Rent (including Additional Rent reasonably projected by Landlord) payable hereunder for the unexpired portion of the Term and the then fair and reasonable rental value of the Premises for the same period, discounted at the rate of four percent (4%) per annum from the date of expiration of Tenant's possessory right to the end of the Term of the Lease. Tenant shall also pay to Landlord all of Landlord's reasonable expenses incurred in connection with any reletting, including without limitation all repossession costs, brokerage commissions, legal expenses, reasonable attorney's fees, alteration and repair costs, and expenses of preparation for reletting (which shall be limited to building standard materials). If the Premises, or any part thereof, are relet by Landlord for the unexpired Term of this Lease or any part thereof, the amount of rent payable upon such reletting shall be deemed to be the fair and reasonable rental value for the part or the whole of the Premises so relet during the term of the reletting.

          9.2.4 If Tenant shall default in the performance of any of Tenant's covenants or agreements herein contained beyond any express cure period as provided herein, Landlord may cure said default(s) on behalf of Tenant. Any amount paid, or expense or liability incurred by, Landlord in the performance of any such matter for the account of Tenant shall be deemed to be Additional Rent and the same, together with the greater of interest thereon at the rate of eighteen percent (18%) per annum, or the maximum interest rate allowed by law from the date upon which any such expense shall have been incurred, may be added, at the option of Landlord, to any Rent then due or thereafter falling due hereunder. Nothing contained herein shall be construed to prevent Landlord from immediately collecting from Tenant by suit or otherwise, any such sums with interest.

     9.3  Tenant's Obligations After Default.
          ----------------------------------

          9.3.1  Upon the expiration of Tenant's possessory right pursuant to
Section 9.2.1, above, Tenant shall quit and peacefully surrender the Premises to
-------------
Landlord, and Landlord, upon or at any time after any such expiration, may re-enter the Premises without further notice and repossess Tenant by force, summary proceedings, ejectment, or otherwise and may dispossess and remove Tenant and all other persons and property from the Premises and shall have, hold and enjoy the Premises and the right to receive all rental income therefrom.

          9.3.2 The expiration of Tenant's right to possession of the Premises shall not relieve Tenant of its liabilities hereunder and the obligations created hereby shall survive any such expiration. In the event of such expiration, whether or not the Premises or any part thereof shall have been relet, Tenant shall pay to Landlord the Rent required to be paid by Tenant up to the time of such expiration, and thereafter Tenant, until the end of the Term of this Lease, shall be liable to Landlord, and shall pay to Landlord, as and for liquidated and agreed current damages for Tenant's default(s): the equivalent of the amount of the Rent which would be payable under this Lease by Tenant if Tenant were still in possession, less the net proceeds of any reletting effected pursuant to the provisions of Section 9.2.2, after deducting all of Landlord's
                              -------------
expenses in connection with such reletting, including without limitation all repossession costs, brokerage commissions, legal expenses, reasonable attorney's fees, alteration and repair costs and expenses of preparation for such reletting. Tenant shall pay such current damages, herein called "deficiency," to Landlord monthly on the days on which the Rent is payable under the terms of this Lease, and Landlord shall be entitled to recover from Tenant each monthly deficiency as such deficiency shall arise.

          9.3.3 If Landlord shall elect to exercise the rights and remedies afforded to Landlord under the provisions of Section 9.2.3 above, Tenant shall
                                             -------------
pay to Landlord the liquidated and final damages.

     9.4  General Provisions.
          ------------------

          9.4.1 Nothing herein contained shall limit or prejudice the right of Landlord to provide and obtain as damages by reason of such default an amount equal to the maximum allowed by any statute or rule of law in effect at the time when such damages are to be proved.

          9.4.2 Any suit brought to collect the amount of the deficiency for any month shall not prejudice the right of Landlord to collect the deficiency for any subsequent month by a similar action.

          9.4.3 Landlord shall be required to give only that notice or service of any notice of intention to re-enter, or of the institution of legal proceedings required by law. Tenant, for and on behalf of itself and all persons claiming through or under Tenant, also waives any right of redemption or re-entry or repossession or restoration of Tenant's possessory rights hereunder in the event Tenant shall be dispossessed by a judgment or by action of any court or judge or in case of re-entry or repossession by Landlord as a result of Tenant's default. Landlord and Tenant, so far as permitted by law, waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other on any matter arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant, Tenant's use or occupancy of the Premises, or any claim of injury or damage.

          9.4.4  Any action taken by Landlord under this Article IX shall not
                                                         ----------
operate as a waiver of any right Landlord would otherwise have against Tenant for breach of this Lease and Tenant shall remain liable to Landlord for any damages suffered by Landlord by reason of Tenant's default or breach.

          9.4.5 Landlord and Tenant shall be entitled to enjoin any breach or threatened breach by the other of any of the agreements, covenants, terms and conditions contained in this Lease, and in the event of such breach shall have all rights and remedies allowed at law, in equity, by statute, or otherwise. Any and all remedies referred to herein are considered cumulative and not exclusive. Mention of particular remedies herein shall not prevent the parties from pursuing other remedies in law or equity in the event of breach or default, except as otherwise set forth herein.

          9.4.6 The Terms "enter," "re-enter," "entry," or "re-entry," as used in this Lease are not restricted to their technical legal meaning.

                           ARTICLE X - MISCELLANEOUS

     10.1 Titles. The titles of the Articles are for convenience and are not to
          ------
be considered in construing this Lease.

     10.2 Notice of Lease. Upon request of the other party, Landlord or Tenant
          ---------------
shall execute and deliver, after the Term begins, a short form of this Lease in form mutually acceptable to the parties hereto and appropriate for recording or registration, and if this Lease is terminated before the Term expires, an instrument in such form acknowledging the fact and date of termination. This Lease shall not be recorded.

     10.3 Relocation.  [INTENTIONALLY DELETED]
          ----------

     10.4 Notice.  No notice, approval, consent requested or election required
          ------
or permitted to be given or made pursuant to this Lease shall be effective unless the same is in writing. Communications shall be addressed, if to Landlord, at Landlord's Address or at such other address as may have been specified by prior notice to Tenant and, if to Tenant, at Tenant's Address or at such other place as may have been specified by prior notice to Landlord. Tenant hereby acknowledges that the following address is also an acceptable address for notices hereunder: 3600 West Bay Shore Road, Suite 205, Palo Alto, California
                   ----------------------------------------------------------
94303. Any communication so addressed shall be deemed duly served if mailed by
-----
registered or certified mail, return receipt requested, or delivered by nationally recognized overnight courier service, or if hand delivered, at the time received (or delivery is refused, or attempted during normal weekday business hours, so long as written notice of the attempted delivery is delivered thereafter by one of the alternative methods listed above).

     10.5  Bind and Inure. The obligations of this Lease shall run with the
           --------------
land, and this Lease shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Whenever the Premises are owned by a trustee or trustees, the obligations of Landlord shall be binding upon Landlord's trust estate, but not upon any trustee, beneficiary or shareholder of the trust individually or corporately.

     10.6  No Surrender. The delivery of keys or other such tender of possession
           ------------
of the Premises to Managing Agent, or to an employee of Managing Agent or to Landlord's agent or any employee thereof, shall not operate as a termination of this Lease or a surrender of the Premises.


     10.7  No Waiver, Etc. The failure of Landlord or of Tenant to seek redress
           --------------
for violation of, or to insist upon the strict performance of any covenant or condition of this Lease or, with respect to such failure of Landlord, any of the Rules and Regulations referred to in Section 6.1.4, whether heretofore or hereafter adopted by Landlord, shall not be deemed a waiver of such violation nor prevent a subsequent act, which would have originally constituted a violation, from having all the force and effect of an original violation, nor shall the failure of Landlord to enforce any of said Rules and Regulations against any other tenant in the Building be deemed a waiver of any such Rules or Regulations. The receipt by Landlord of Rent or any other sums with knowledge of the breach of any covenant of this Lease shall not be deemed a waiver of such breach by Landlord, unless such waiver be in writing signed by Landlord or an executive officer of Landlord. No consent or waiver, express or implied, by Landlord or Tenant to or of any breach of any agreement or duty shall be construed as a waiver or consent to or of any other breach of the same or any other agreement or duty.

     10.8  No Accord and Satisfaction. No acceptance by Landlord of a lesser sum
           --------------------------
than the Rent, late charges and other sums then due shall be deemed to be other than on account of the earliest installment of such payments due, nor shall any endorsement or statement on any check or any letter accompanying any check or payment be deemed as accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such installment or pursue any other remedy in this Lease provided.

     10.9  Cumulative Remedies. The specific remedies to which Landlord may
           -------------------
resort under the terms of this Lease are cumulative and are not intended to be exclusive of any other remedies or means of redress to which it may be lawfully entitled in case of any breach or threatened breach by Tenant of any provisions of this Lease. In addition to the other remedies provided in this Lease, Landlord shall be entitled to the restraint by injunction of the violation or attempted or threatened violation of any of the covenants, conditions or provisions of this Lease or to a decree compelling specific performance of any such covenants, conditions or provisions.

     10.10 Partial Invalidity. If any term of this Lease, or the application
           ------------------
thereof to any person or circumstances shall to any extent be invalid or unenforceable, the remainder of this Lease, or the application of such term to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each term of this Lease shall be valid and enforceable to the fullest extent permitted by law.

     10.11 Landlord's Right to Cure. If Tenant shall at any time default in the
           ------------------------
performance of any obligation under this Lease and such default is not remedied for a period of fifteen (15) days following receipt of written notice thereof (provided, that in the event a default or breach is not susceptible of being remedied within such fifteen (15) day period the time permitted Tenant to remedy the default or breach shall be extended for as long as shall be reasonably necessary to remedy same if Tenant commences promptly and proceeds diligently until successful to remedy such default or breach, except that the period for remedying a default or breach shall not be so extended if the extension in Landlord's reasonable judgment may jeopardize the value of the Lot or Building or the interest of the Landlord in the Lot or Building or may subject Landlord to civil or criminal liabilities), Landlord shall have the right, but shall not be obligated, to enter upon the Premises and to perform such obligation, notwithstanding the fact that no specific provision for such substituted performance by Landlord is made in this Lease with respect to such default . In performing such obligation, Landlord may make any payment of money or perform any other act. All sums so paid by Landlord (together with interest at the maximum rate set by statute), and all necessary incidental costs and expenses in connection with the performance of any such act by Landlord, shall be deemed to be Additional Rent under this Lease and shall be payable to Landlord immediately on demand. Landlord may exercise the foregoing rights without waiving any other of its rights or releasing Tenant from any of its obligations under this Lease.

     10.12 Estoppel Certificates. Tenant agrees on the Commencement Date, and
           ---------------------
from time to time thereafter upon not less than ten (10) days prior written request by Landlord, to execute, acknowledge and deliver to Landlord a statement in writing, certifying that this Lease is unmodified and in full force and effect; that Tenant is in possession of the Premises and has no defenses, offsets or counterclaims against its obligations to pay Rent and to perform its other covenants under this Lease; that there are no incurred defaults of Landlord or Tenant under this Lease (or, if there have been any modifications, that this Lease is in full force and effect as modified and stating the modifications, and if there are any defenses, offsets, counterclaims, or defaults, setting them forth in reasonable detail); the dates to which the Rent and other charges have been paid; and certifying to such other information as Landlord's mortgagee or prospective purchaser of the Lot and Building may reasonably request. If Tenant fails to respond within ten (10) days of receipt by Tenant of a written request by Landlord as herein provided, Tenant shall be deemed to have given such certificate as above provided without modification and shall be deemed to have admitted the accuracy of any information supplied by Landlord to a prospective purchaser or mortgagee. Any such statement delivered pursuant to this Section 10.12 may be relied upon by any prospective purchaser or mortgagee of premises which include the Premises or any prospective assignee of any such mortgagee.

     10.13 Waiver of Subrogation. Any property insurance carried by either party
           ---------------------
shall, if the other party so requests and it can be so written without additional premium or with an additional premium which the other party agrees to pay, include a clause or endorsement denying to the insurer rights of subrogation against the other party to the extent rights have been waived by the insured prior to occurrence of loss. Each party, notwithstanding any provisions of this Lease to the contrary, hereby waives any rights of recovery against the other for loss due to hazards covered by property insurance containing such clause or endorsement to the extent of the indemnification received thereunder.

     10.14 Brokerage. Pursuant to separate agreements, Landlord shall pay
           ---------
brokerage commissions to Grubb & Ellis for Tenant and Spectrum Properties for Landlord in connection with this Lease. Tenant and Landlord each represent and warrant to the other that neither it nor its officers or agents nor anyone acting on its behalf has dealt with any other real estate broker, and Tenant and Landlord each agree to defend, indemnify and hold each other, its agents, employees, partners, directors, shareholders and independent contractors harmless from and against any and all liabilities, costs, demands, judgments, settlements, claims, and losses, including reasonable attorneys fees and costs, incurred by Landlord or Tenant in conjunction with any such claim or claims of any other broker or brokers claiming to have interested Tenant in the Building or Premises or claiming to have caused Tenant to enter into this Lease.

     10.15 Evidence of Authority. If requested by Landlord, Tenant shall furnish
           ---------------------
appropriate legal documentation evidencing the valid existence and good standing of Tenant and the authority of any parties signing this Lease to act for Tenant. If Tenant signs as a corporation, each of the persons executing this Lease on behalf of Tenant does hereby covenant and warrant that Tenant is a duly authorized and existing corporation, that Tenant has and is qualified to do business in North Carolina, that the corporation has full right and authority to enter into this Lease and that each of the persons signing on behalf of the corporation is authorized to do so.

     10.16 Lease Review; Date of Execution. The submission of this Lease to
           -------------------------------
Tenant for review does not constitute a reservation of or option for the Premises, and this Lease shall become effective as a contract only upon execution and delivery by both Landlord and Tenant. The date of execution shall be inserted on the top of the first page of this Lease by Landlord, and shall be the date on which the last party signed the Lease, or as otherwise may be specifically agreed by both parties. Such date, once inserted, shall be established as the final date of ratification by all parties to this Lease, and shall be the date for use throughout this Lease as the "date of execution" or "execution date".

     10.17 Choice of Law. This Lease shall be governed by and construed in
           -------------
accordance with the laws of the State in which the Premises are located.

     10.18 Time is of the Essence. Time is of the essence with respect to this
           ----------------------
Lease.

     10.19 Limitation of Liability. Anything in this Lease to the contrary
           -----------------------
notwithstanding, the liability of Landlord to Tenant for any default by Landlord under the terms of this Lease shall be limited to the equity of Landlord in the Building and the Lot, and Tenant agrees to look solely to Landlord's equity in the Building and the Lot for recovery of any judgment from Landlord, it being intended that neither Landlord nor the shareholders, parents, affiliates, partners, members, or owners of Landlord shall be personally liable for any judgment or deficiency.

     Landlord shall not be liable for any damage or injury which may be sustained by Tenant or any other person from water by reason of the breakage, leakage or obstruction of the roof, roof drains, sprinkler systems, water or soil pipes or any other leakage in or about the Premises, or resulting from the sole negligence or willful misconduct on the part of any of Landlord's other tenants, their agents or employees. Landlord shall not be liable for any loss of property from any cause whatsoever, including not by way of limitation, theft, vandalism or burglary from the Premises, and Tenant covenants and agrees to make no claim for any such loss at any time.

     In the event of any transfer(s) of Landlord's interest in the Premises or the Building, other than a transfer for security purposes only, the transferor shall be automatically relieved of any and all obligations and liabilities on the part of Landlord accruing from and after the date of such transfer, and Tenant agrees to attorn to the transferee.

     10.20 Landlord's Consent or Approval. With respect to any provision of this
           ------------------------------
Lease which provides that Tenant shall obtain Landlord's prior consent or approval, Landlord shall not unreasonably withhold or delay its consent or approval, unless the provision specifically states that the decision to grant such consent or approval shall be in Landlord's sole discretion.

     With respect to any provision of this Lease which provides that Landlord shall not unreasonably withhold or unreasonably delay any consent or any approval, Tenant, in no event, shall be entitled to make, nor shall Tenant make, any claim for, and Tenant hereby waives any claim for money damages; nor shall Tenant claim any money damages by way of setoff, counterclaim or defense (without limiting Tenant's right to assert a counterclaim or defense absent a claim for money damages), based upon any claim or assertion by Tenant that Landlord has unreasonably withheld or unreasonably delayed any consent or approval; but Tenant's sole remedy shall be an action or proceeding to enforce any such provision, or for specific performance, injunction or declaratory judgment.

     10.21 Force Majeure. Whenever a period of time is herein prescribed for
           -------------
the taking of any action by Landlord, Landlord shall not be liable or responsible for, and there shall be excluded from the computation of such period of time, any delays due to any condition, matter or circumstance beyond the reasonable control of Landlord (collectively, "Force Majeure Matters"; each, a "Force Majeure Matter"), including, without limitation, the following: strikes; defaults or failures to perform by contractors or subcontractors; unavailability of materials; acts of God; governmental restrictions, war or enemy action or invasion; insurrection; riot; mob violence; malicious mischief or sabotage; fire or any other casualty; adverse weather conditions or unusual inclement weather; a condemnation; or failure of a governmental instrumentality to act in a timely fashion. Without limiting the generality of the foregoing, in the event a Force Majeure Matter affects Landlord's construction and delivery obligation(s) relative to the Premises under this Lease, at Landlord's option, the Commencement Date shall be extended by the same number of days as the number of days of delay caused by such Force Majeure Matter on the critical path of completing such construction and delivery obligation(s).


                         ARTICLE XI - SECURITY DEPOSIT

     11.1  Security Deposit. Landlord acknowledges receipt from Tenant of the
           ----------------
Security Deposit to be held by Landlord, as security, for and during the Term, which deposit shall be returned to Tenant, at the termination of this Lease provided there exists no breach of undertaking of Tenant. The Security Deposit may be held by Landlord in such manner as it shall elect, and Landlord shall be entitled to any interest which accrues thereon. If all or any part of the Security Deposit is applied to an obligation of Tenant hereunder, Tenant shall immediately upon request by Landlord restore the Security Deposit to its original amount. Tenant shall not have the right to call upon Landlord to apply all or any part of the Security Deposit to cure any default or fulfill any obligation of Tenant, but such use shall be solely in the discretion of Landlord. Upon any conveyance by Landlord of its interest under this Lease, the Security Deposit may be delivered by Landlord to Landlord's assignee, grantee or transferee. Upon any such delivery and upon such assignee, grantee or transferee agreeing to assume the obligations of Landlord hereunder, Landlord shall thereupon be released of any and all liability with respect to the Security Deposit, its application and return, and Tenant agrees to look solely to such assignee, grantee or transferee. It is further understood that this provision shall also apply to subsequent assignees, grantees and transferees.

        ARTICLE XII - COVENANT OF QUIET ENJOYMENT/LANDLORD'S WARRANTIES

     Subject to the terms of the Lease, Tenant shall peacefully and quietly hold and enjoy the Premises free of acts of interference of Landlord during the Term so long as Tenant does not default in the performance of any of its covenants and obligations hereunder beyond any express cure period. Landlord warrants that (i) it has full right and authority to lease the Premises upon the terms and conditions herein set forth and (ii) it has good and marketable title to the Premises.

     EXECUTED as a sealed instrument pursuant to proper authority in two or more counterparts on the date and year first above written.

                                   LANDLORD:
                                   --------

                                   COLONNADE DEVELOPMENT LLC, a Delaware
                                   limited liability company

                                   By:  G&I Colonnade LLC, a Delaware limited
                                        liability company, its managing member

                                        By:  G&I Investment Colonnade, LLC, a
                                             Delaware limited liability company,
                                             its managing member

                                             By:  G&I Investment Colonnade
                                                  Corporation, a Delaware
                                                  corporation, its managing
                                                  member

                                                  By:  ________________________
                                                        ___________President



                                   TENANT:
                                   ------

                                   SALIX PHARMACEUTICALS, INC.,
                                   a California corporation
[corporate seal]
                                   By:  ________________________________________
                                        Name:___________________________________
                                        Title:__________________________________

                                   EXHIBIT A
                                   ---------

                           Legal Description of Lot

                                  EXHIBIT A-1
                                  -----------

                      Legal Description of Project Tract

                                     A-1-1

                                   EXHIBIT B
                                   ---------

                          Plan Showing Tenant's Space

                                   EXHIBIT C
                                   ---------

                          Landlord/Tenant Work Letter



     Landlord shall construct "Landlord's Work" at Landlord's sole cost and expense, except as expressly stated otherwise herein. "Landlord's Work" consists of the "Base Building" improvements described below, and the tenant improvements set out in the Space Plans and Final Plans (collectively, the "Plans") as those terms are hereinafter defined. All changes, modifications, substitutions or additions to the Plans requested by Tenant after initially approved by Landlord shall, if such changes are approved by Landlord in writing, be completed at Tenant's expense.

A.   IMPROVEMENTS TO THE PREMISES.
     ----------------------------

     I.   Base Building.  Landlord shall construct, at Landlord's sole expense,
          -------------
     as a part of the "Base Building" improvements, the following:

          a.  Building Shell.
              --------------

          b.  Building Core Areas.  Including, but not limited to Base Building
              -------------------
mechanical, electrical, plumbing, heating ventilation, air conditioning and life safety systems as installed, including those required to obtain a Certificate of Occupancy for the Building Shell.

          c.  Heating Ventilation and Air Conditioning.  Landlord shall equip
              ----------------------------------------
the floor of Tenant's Premises with heating, ventilation and air conditioning units designed to service the entire floor. Landlord shall, at the Landlord's sole expense, furnish and install a pro rata share of VAV boxes, primary air distribution duct work, and controls (excluding flex duct and interior diffusers) required to satisfy the Base Building design criteria.

          d.  Electrical.  A pro rata share of existing electrical bus
              ----------
connectors, transformers, panels, circuit breakers, standard light fixtures at 1 per 85 USF but not including installation costs and distribution wiring shall be included within the Base Building.

          e.  Life Safety System.  As part of the Base Building work, Landlord
              ------------------
shall provide the following for each floor of the Building: exit signs at stairways, emergency lights, smoke detectors, fire extinguishers and fire horn as required by applicable codes. Tenant shall bear the cost of any of the above required within Tenant's Premises or in such areas as a corridor extended for Tenant's use.

          f.  Telephone.  Landlord shall provide Tenant with access from the
              ---------
Tenant's telephone equipment room to the location(s) of incoming telephone service entering the Building.

Tenant shall bear the cost of all cables and conduits, including but not limited to teflon-coated telephone cable, fiberoptics and associated connections.

          g.   Ceilings.  Landlord shall provide (but not install) throughout
               --------
Tenant's Premises a ceiling suspension grid and shall provide (but not install) ceiling tile located in sufficient quantities on Tenant's floor(s), for installation in the ceiling grid.

          h.   Window Treatment.  Landlord shall furnish and install, in all
               ----------------
exterior windows "Building Standard Window Treatment".

               (1) Building Standard Window Treatment shall consist of one-inch deep tapeless horizontal window blinds on exterior windows which shall have a manually operated mechanism.

          i.   Finishes.  Landlord shall furnish and install the following
               --------
finish items:

               (1)  Window-wall heads and sills shall be insulated.

               (2) Core wall surfaces and elevator lobby walls shall be framed and covered with gypsum board, taped, bedded and sanded.

               (3) Base Building toilet rooms shall be fully furnished including the installation of all ceramic tile and all painting and wall covering.

               (4) Base Building mechanical rooms, telephone and electrical closets shall be covered with gypsum board, taped, bedded and sanded.

          j.   Miscellaneous.  Landlord shall also provide:  (1) public stairs
               -------------
and fire escapes to meet all applicable codes; (2) Base Building elevators; (3) elevator lobbies on each floor furnished to Building Standard; (4) the Building Lobby and elevator lobby; and (5) the public areas of the Building.

     II.  Tenant's Improvements: In addition to the above, Landlord shall
          ---------------------
     construct, at Landlord's sole expense, improvements to the Premises based upon the Plans, as described below, to install partitions, doors, light fixtures, acoustical ceilings, door coverings, electrical outlets, telephone outlets, and other tenant specific updating items including, but without limitation, the following:

          a.   Sprinkler Heads.  Relocate or add sprinkler heads to accommodate
               ---------------
               Tenant's partitioning layouts and all applicable city and state codes.

          b.   HVAC.  Add additional VAV boxes or fan-powered induction boxes
               ----
               including thermostats to match building standards. Install interior diffusers and additional perimeter slot diffusers. Install flex duct and spinins to supply interior diffusers or additional perimeter slot diffusers. Install all thermostats.

          c.   Light Fixtures. Install all light fixtures, conduit raceways and
               --------------
               wiring from base building light junction boxes. Any additional conduits, wiring panel boards and transformers required in excess of base building standards to accommodate tenant lighting.

          d.   Electrical Wiring.  Install all electrical power outlets devices
               -----------------
               and conduit raceways and wiring from the base building power junction boxes. Install any additional conduits, wiring panels and transformers required in excess of base building systems to accommodate Tenant's power requirements.

          e.   Plumbing.  All plumbing fixtures, including hot water heaters,
               --------
               trim and piping.

          f.   Install all ceiling tiles and related accessories.
               -------------------------------------------------

          g.   Install all floor covering and base materials.
               ---------------------------------------------

          h.   Paint other partition finishes.
               ------------------------------

          g.   Corridors.  Install gypsum wall board on leased side of multi-
               ---------
               tenant floor corridor, all demising walls and interior partitions, including interior Tenant's demising walls.

          i.   Interior Doors.  Install all interior doors, frames and hardware.
               --------------

          j.   Hot Water.  Install hot water systems for ordinary office
               ---------
               purposes, private restrooms and kitchens within the Premises.

          All of the above shall constitute the "Base Building Condition".


B.   PLANS AND SPECIFICATIONS
     ------------------------

     1. Tenant's plans and specifications shall be in such form and detail as Landlord may reasonably require in order to determine (a) if the materials to be used meet the quality standard prescribed by the Landlord for all improvements in the Building; and (b) the effect of such proposed improvements on the structural components and service systems and facilities of the Building.

     Tenant's plans and specifications shall include the following:

          a. Space Plans: The "Space Plans" shall be a schematic plan of the Premises indicating the location of all partitions and doors, and shall include the locations and structural, mechanical, electrical or plumbing requirements of any equipment or usage which may affect the structural components and service systems of the Building.

          b. Final Plans: The "Final Plans" shall consist of all plans and specifications necessary to construct the work required to put the Premises in Ready for Occupancy condition, including mechanical and electrical working drawings, subject to changes, modifications, substitutions or additions to the Plans requested by Tenant and Tenant's interior furnishings as described in
Section 3.1 of this Lease.
-----------

          The Plans shall be prepared by iS Design, as requested by Tenant, and shall be submitted to Landlord on or before September 1, 2000 (the "Delivery Date"). If available at the time of the execution of this Lease, the Plans shall be attached hereto as Schedule C-1. The Final Plans shall be in a form in
                            ------------
which building permits can be readily obtained and shall comply with all applicable local laws, ordinances, codes and regulations. The architect shall certify to Landlord and Tenant in the form attached hereto as Exhibit G that the Plans comply with the ADA, as that term is defined in the Lease, and all other pertinent City and County, State and Federal rules, laws and regulations.

     2. The Plans shall be subject to Landlord's prior written approval, which approval shall not be unreasonably withheld or delayed. If Landlord disapproves of any of the Plans, Landlord shall advise Tenant of the detailed reason(s) for withholding approval. After being so advised by Landlord, Tenant shall submit revised Plans incorporating the reasonably required revisions for Landlord's approval. All submissions and resubmissions by Tenant of the Plans shall be made in accordance with Section C of this Work Letter (the "Schedule").
Approval by Landlord shall not be deemed to be a representation or warranty by Landlord with respect to the safety, adequacy, correctness, efficiency or compliance with the law of Tenant's Plans.

     3. Tenant's Final Plans shall contain all mechanical and electrical working drawings.

C.   SCHEDULE
     --------

     The Landlord and the Tenant shall diligently pursue the preparation of the Plans. Tenant, at its expense, shall provide Landlord or Landlord's architect with instructions sufficient for preparation of the Plans so that the Space Plans and the Final Plans shall be prepared and submitted to the Landlord, at Landlord's sole cost and expense, on or before the Delivery Date as defined in Paragraph B1 above. Landlord agrees to return any comments on any preliminary plans or schematic diagrams delivered to the Landlord within ten (10) days of receipt by Landlord of such plans or drawings.

     All such plans or drawings shall be subject to final approval by the Wake County Building Standards Department. Any delay in completing the Landlord's work because the Plans are not approved by the Wake County Building Standards Department shall constitute a Force Majeure Matter in accordance with Section 10.21 of this
                                                     -------------
Lease.


D.   TENANT'S WORK
     -------------

     All work not within the scope of Landlord's Work, including, but not limited to furnishing and installation of telephones, furniture and office equipment, shall be furnished and installed by the Tenant at Tenant's expense. Furthermore, any work to make the Premises Ready for Occupancy and not otherwise required to be provided by the Landlord as described above shall be the responsibility of the Tenant at Tenant's sole cost and expense.

E.   CERTIFICATE OF OCCUPANCY
     ------------------------

     Landlord and Tenant shall cooperate with each other in the construction of the improvements to the Premises and shall endeavor to have a Certificate of Occupancy issued by the appropriate municipality.


F.   APPROVAL
     --------

     The effectiveness of the Lease is contingent upon Landlord and Tenant agreeing in good faith on the Plans.

                                   EXHIBIT D
                                   ---------

                              Landlord's Services


I.   CLEANING.

     A.   General.

          1. All cleaning work will be performed between 8:00 am and 12:00 midnight, Monday through Friday, unless otherwise necessary for stripping, waxing, etc.

          2. Abnormal waste removal (e.g., computer installation paper, bulk packaging, wood or cardboard crates, refuse from cafeteria operation, etc.) shall be Tenant's responsibility.

          3. On the days the building is closed due to national holidays as they are observed by national banks in North Carolina, building services are provided on an emergency basis only.

     B.   Daily Operating (5 times per week).

          1.   Tenant Areas.

               a. Empty and clean all waste receptacles; wash receptacles as necessary.

               b.   Vacuum all rugs and carpeted areas.

               c.   Empty, damp-wipe and dry all ashtrays.

          2.   Lavatories.

               a.   Sweep and wash floors with disinfectant.

               b.   Wash both sides of toilet seats with disinfectant.

               c.   Wash all mirrors, basins, bowls and urinals.

               d.   Spot clean toilet partitions.

               e.   Empty and disinfect sanitary napkin disposal receptacles.

               f. Refill toilet tissue, towel, soap and sanitary napkin dispensers.

          3.   Public Areas.

               a. Wipe down entrance doors and clean glass (interior and exterior).

               b.   Vacuum elevator carpets and wipe down doors and walls.

               c.   Clean water coolers.

     C.   Operations as Needed (but not less than every other day).

          1.   Tenant and Public Areas.

               a.   Buff all resilient floor areas.

     D.   Weekly Operations.

          1.   Tenant Areas, Lavatories, Public Areas.

               a. Hand-dust and wipe clean all horizontal surfaces with treated cloths to include furniture, office equipment, windowsills, door ledges, chair rails, baseboards, connector tops, etc., within normal reach.

               b. Remove finger marks from private entrance doors, light switches and doorways.

               c.   Sweep all stairways.

     E.   Monthly Operations.

          1.   Tenant and Public Areas.

               a.   Thoroughly vacuum seat cushions on chairs, sofas, etc.

               b.   Vacuum and dust grillwork.

          2.   Lavatories.

               a.   Wash down interior walls and toilet partitions.

     F.   As Required and Weather Permitting.

          1.   Entire Building.

               a.   Clean inside of all windows.

               b.   Clean outside of all windows.

     G.   Yearly.

          1.   Tenant and Public Areas.

               a.   Strip and wax all resilient tile floor areas.

II.  HEATING, VENTILATING AND AIR CONDITIONING.

     A. Heating, ventilating and air conditioning as required to provide reasonably comfortable temperatures for normal business day occupancy (except holidays); Monday through Friday from 8:00 a.m. to 6:00 p.m. and Saturday from 8:00 a.m. to 1:00 p.m. The cost of electricity for heating, ventilating and air conditioning shall be paid by Tenant as part of Tenant's reimbursement to Landlord for electrical costs under
          Section 4.2 of the Lease.
          -----------

     B. Maintenance of any additional or special air conditioning equipment and the associated operating cost will be at Tenant's expense.

III.   WATER.

       A. Hot water for lavatory purposes and cold water for drinking, lavatory and toilet purposes.

IV.    ELEVATORS (if Building is Elevatored).

       A. Elevators for the use of all tenants and the general public for access to and from all floors of the Building. Programming of elevators (including, but not limited to service elevators) shall be as Landlord from time to time determines best for the Building as a whole.

V.     RELAMPING OF LIGHT FIXTURES.

       A. The cost of lamps, ballasts and starters and the cost of replacing same within the Premises shall be treated as an operating expense.

VI.    CAFETERIA AND VENDING INSTALLATIONS.

       A. Any space to be used primarily for lunchroom or cafeteria operation shall be Tenant's responsibility to keep clean and sanitary, it being understood Landlord's approval of such use must be first obtained in writing.

       B. Vending machines or refreshments service installations by Tenant must be approved by Landlord in writing and shall be restricted in use to employees and business callers. All cleaning necessitated by such installations shall be at Tenant's expense.

VII.   ADDITIONAL SERVICES.

       A. Any additional services provided to any tenant which are not provided in like manner or quantities to all tenants shall be at the sole cost of those receiving such service or services.

       B. Cost to Tenant for such additional, miscellaneous/incidental work or service requested by Tenant will be billed on a cost plus twelve percent (12%) basis.

VIII.  ELECTRICITY.

       A. Landlord, at Landlord's expense, shall furnish electrical energy required for lighting, electrical facilities, equipment, machinery, fixtures and appliances used in or for the benefit of Tenant's Space, in accordance with the provisions of the Lease of which this
            Exhibit is a part.

       B. Tenant shall not, without prior written notice to Landlord in each instance, connect to the Building electric distribution system any fixtures, appliances or equipment other than normal office machines such as copiers, personal computers, servers, desk-top calculators and typewriters, or any fixtures, appliances or equipment which Tenant on a regular basis operates beyond normal building operating hours. In the event of any such connection, Tenant agrees to an increase in the Rent by an amount which will reflect the cost to Landlord of the additional electrical service to be furnished by Landlord, such increase to be effective as of the date of any such installation. If Landlord and Tenant cannot agree thereon, such amount shall be conclusively determined by a reputable independent electrical engineer or consulting firm to be selected by Landlord and paid equally by both parties, and the cost to Landlord will be included in Landlord's Operating Costs provided in Section 4.2 hereof.

       C. Tenant's use of electrical energy in Tenant's Space shall not at any time exceed the capacity of any of the electrical conductors or equipment in or otherwise serving Tenant's Space. In order to insure that such capacity is not exceeded and to avert possible adverse effect upon the Building electric service, Tenant shall not, without prior written notice to Landlord in each instance, connect to the Building electric distribution system any fixtures, appliances or equipment which operate on a voltage in excess of 120 volts nominal or make any alteration or addition to the electric system of Tenant's Space. Unless Landlord shall reasonably object to the connection of any such fixtures, appliances or equipment, all additional risers or other equipment required therefor shall be provided by Landlord, and the cost thereof shall be paid by Tenant upon Landlord's demand. In the event of any such connection, Tenant agrees to an increase in the Rent by an amount which will reflect the cost to Landlord of the additional service to be furnished by Landlord, such increase to be effective as of the date of any such connection. If Landlord and Tenant cannot agree thereon, such amount shall be conclusively determined by a reputable independent electrical engineer or consulting firm to be selected by Landlord and paid equally by both parties, and the cost to the Landlord will be included in Landlord's Operating Costs as described in Section
            4.2 hereof.

       D. Landlord may, at any time, elect to discontinue the furnishing of electrical energy. In the event of any such election by Landlord:
            (1) Landlord agrees to give reasonable advance notice of any such discontinuance to Tenant; (2) Landlord agrees to permit Tenant to receive electrical services directly from the public utility supplying service to the Building and to permit the existing feeders, risers, wiring and other electrical facilities serving Tenant's Space to be used by Tenant and/or such public utility for such purpose to the extent they are suitable and safely capable; (3) Landlord agrees to pay such charges and costs, if any, as such public utility may impose in connection with the installation of Tenant's meters and to make or, at such public utility's election, to pay for such other installations as such public utility may require, as a condition of providing comparable electrical service to Tenant; (4) the Rent shall be equitably decreased to reflect such discontinuance; and (5) Tenant shall thereafter pay, directly to the utility furnishing the same, all charges for electrical services to the Premises.

       E. Whenever the Rent is increased or decreased pursuant to any of the foregoing paragraphs of this Article, the parties agree, upon request of either, to execute and deliver each to the other an amendment to this Lease confirming such increase or decrease.

                                   EXHIBIT E
                                   ---------

                             Rules and Regulations

1. The entrance, lobbies, passages, corridors, elevators and stairways shall not be encumbered or obstructed by Tenant, Tenant's agents, servants, employees, licensees or visitors or be used by them for any purpose other than for ingress and egress to and from the Premises. The moving in or out of all safes, freight, furniture or bulky matter of any description must take place during the hours which Landlord may determine from time to time. Landlord reserves the right to inspect all freight and bulky matter to be brought into the Building and to exclude from the Building all freight and bulky matter which violates any of these Rules and Regulations or the Lease of which these Rules and Regulations are a part.

2. No curtains, blinds, shades, screens or signs other than those furnished by Landlord shall be attached to, hung in or used in connection with any window or door of the Premises without the prior written consent of Landlord. Interior signs on doors shall be painted or affixed for Tenant by Landlord or by sign painters first approved by Landlord at the expense of Tenant and shall be of a size, color and style acceptable to Landlord.

3. No additional locks or bolts of any kind shall be placed upon any of the doors or windows by Tenant, nor shall any changes be made in existing locks or the mechanism thereof without the prior written consent of Landlord. Tenant must, upon the termination of its tenancy, restore to Landlord all keys of stores, shops, booths, stands, offices and toilet rooms, either furnished to or otherwise procured by Tenant, and in the event of the loss of any keys so furnished, Tenant shall pay to Landlord the cost thereof.

4.   Reserved and handicap parking spaces should be honored.

5. Canvassing, soliciting and peddling in the Building are prohibited and Tenant shall cooperate to prevent the same.

6. Tenant may request heating and/or air conditioning during other periods in addition to normal working hours by submitting its request in writing to the Managing Agent's office not later than 2:00 p.m. the preceding workday (Monday through Friday) on forms available from the Managing Agent. The request shall clearly state the start and stop hours of the "off-hour" service. Tenant shall submit to the Managing Agent a list of personnel who are authorized to make such requests. Charges are to be determined from time to time by the Managing Agent on the additional hours of operations and shall be fair and reasonable and reflect the additional fixed and operating costs involved.

7. Tenant shall comply with all security measures from time to time established by Landlord for the Building.

                                   EXHIBIT F
                                   ---------

                    Commencement/Expiration Date Agreement

     Landlord and Tenant hereby agree upon the following dates pertinent to the Lease Agreement:

1. The date upon which the Premises were "ready for occupancy" as such term is described in Section 3.2 was April 23, 2001.
                                  --------------

2.   The Commencement Date of the Term is April 23, 2001.
                                          --------------

3.   The Expiration Date of the Term is April 22, 2011, unless the Lease is
                                        --------------
     terminated sooner pursuant to the provisions set forth in the Lease.

     In the event of a conflict between the Lease and this Commencement/Expiration Date Agreement, this Agreement shall govern.


                           [SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have executed this Commencement/Expiration Date Agreement as of this _______ day of June, 2001.

                         LANDLORD:
                         --------

                         COLONNADE DEVELOPMENT LLC, a Delaware
                         limited liability company

                         By:  G&I Colonnade LLC, a Delaware limited
                              liability company, its managing member

                              By:  G&I Investment Colonnade, LLC, a
                                   Delaware limited liability company, its
                                   managing member

                                   By:  G&I Investment Colonnade
                                        Corporation, a Delaware corporation,
                                        its managing member

                                        By:  ________________________
                                             ___________President



                         TENANT:
                         ------

                         SALIX PHARMACEUTICALS, INC.,
                         a California corporation
[corporate seal]

                         By:  _______________________________________
                              Name:__________________________________
                              Title:_________________________________

                                   EXHIBIT G
                                   ---------

                            Architect's Certificate


     The undersigned, _______________________________________, does hereby certify to ______________________________ ("Owner") and
__________________________ ("Tenant") that the plans and specifications it has drawn and established for the Premises located _______________________________ ______________________________________________, Raleigh, North Carolina
__________, comply with all applicable federal, state and local laws, codes, ordinances and regulations including, without limitation, The Americans with Disabilities Act of 1990 and the prevailing practice of the agencies having jurisdiction thereof.

     The undersigned certifies that to the best of its knowledge and belief and on true basis of the information gathered during site visits and from the information furnished by the contractor, that construction of the improvements including with respect to the Premises have been completed in a good and workmanlike manner substantially in accordance with the plans and specifications approved by Owner and Tenant.

     This certificate may be relied on by Owner and Tenant. No other parties may rely on this certificate without the undersigned's written approval.

     Certification and other statements made herein and given to the best of the undersigned's knowledge, information and belief, based upon professional services provided in accordance with generally accepted standards of professional practices.


                                    ______________________________________
                                    (Architect)


                                    By:___________________________________

                                    Its:__________________________________

                                    Date:_________________________________

                                   EXHIBIT H
                                   ---------

                            Form of Lease Guaranty

                               (not applicable)

                              SPECIAL PROVISIONS


     These Special Provisions are hereby incorporated into this Lease and in the event that they conflict with any provision of this Lease, these Special Provisions shall control.

1.   Occupancy of the Premises.  As of the Commencement Date, Tenant shall be
     -------------------------
     obligated to occupy a minimum of 21,285 rentable square feet within the Premises. As of April 1, 2002, Tenant shall be obligated to occupy the entire Premises. However, Tenant shall have the right to occupy additional space within the Premises in excess of the minimum thresholds stated above at a date earlier than required above, provided that Base Rent shall be adjusted upwards on a pro rata basis upon occupancy of such additional space within the Premises.

2.   After-Hours HVAC.  Heating, ventilating and air conditioning may be made
     ----------------
     available outside of the normal business hours stated in Article II of
                                                              ----------
     Exhibit D ("Landlord's Services") by prior arrangement with Landlord, and
     ---------
     Tenant shall be billed at an overtime rate of $10.00 per hour, subject to increase after one (1) year to reflect increases in Landlord's actual costs not to exceed five (5) percent per year as described in Section 4.2.3 of
                                                             -------------
     this Lease.

3.   Acceleration of Expiration Date. Tenant shall have the option to accelerate
     -------------------------------
     the Expiration Date of the Term to either (i) midnight on the day immediately preceding the fifth (5th) anniversary of the Commencement Date or (ii) 11:59 p.m. on the last day of the full calendar month that is seven
     (7) years and six (6) months after the Commencement Date (either such date being referred to as the "Right of Termination Date"), subject to the following terms and limitations:

     (a) In the event Tenant desires to exercise its option to accelerate the Expiration Date of the Term pursuant to this Paragraph 3, Tenant shall
                                                       -----------
          so notify Landlord by delivering in writing an unconditional termination notice, subject only to the obligations set forth in this

          Paragraph 3, not later than the date that is nine (9) months prior to
          -----------
          the next following Right of Termination Date. Lessee's option to accelerate the Expiration Date of the Term under this Paragraph 3 may
                                                                -----------
          not be exercised at any time other than the specific times set forth in this Paragraph 3(a). If Tenant fails to exercise its option to
                  --------------
          accelerate the expiration date of the Term under this Paragraph 3 by
                                                                -----------
          giving Landlord unconditional written notice of such exercise not later than the date that is nine (9) months prior to next following Right of Termination Date, Tenant's option to accelerate the Expiration Date as of such Right of Termination Date shall automatically expire and terminate and shall be of no further force and effect. If Tenant properly exercises its option to accelerate the Expiration Date of the Term pursuant to this Paragraph 3, the
                                                       -----------
          effective accelerated Expiration Date shall be the next following Right of Termination Date; and as of such date and time, (x) the Term and all possessory rights of Tenant relative to the Premises shall be deemed to have expired and (y) Landlord may reenter and take possession of the Premises free and clear of the Lease and all rights of Tenant thereunder.

     (b) In the event Tenant exercises its right to accelerate the Expiration Date of the Term pursuant to this Paragraph 3 and as a condition to
                                            -----------
          the effectiveness of such accelerated expiration of the Term, Tenant shall pay and deliver to Landlord in immediately available funds an acceleration fee in the amount of the unamortized tenant improvements and leasing commissions as reasonably determined by Landlord (using straight line amortization over the original Term) as of the applicable Right of Termination Date ("Acceleraton Fee"). The Acceleration Fee must be delivered to

                                      3-A

          Landlord by Tenant in immediately available funds not later than the Right of Termination Date.

     (c) In no event shall Tenant be entitled to exercise its option to accelerate the Expiration Date of the Term pursuant to this Paragraph
                                                                      ---------
          3 if Tenant is then in default under the terms of the Lease or if any
          -
          event or circumstance has occurred (and is then continuing) which event or circumstance will constitute a default of Tenant under the terms of the Lease if not cured or corrected prior to the lapse of any applicable grace or cure period (if any) afforded to Tenant by the terms of the Lease.

     (d) In no event shall Tenant be entitled to exercise its option to accelerate the Expiration Date of the Term pursuant to this Paragraph
                                                                      ---------
          3 if, within thirty (30) days of receipt of Tenant's written notice
          -
          exercising its termination rights as set forth in Paragraph 3(a) above, Landlord does the following: (i) as to Right of Termination Date (i) as defined above, Landlord offers to lease to Tenant 6,300 rentable square feet of additional space in the Building or the Park (less any additional space which Tenant may have leased in the Building or the Park after the Commencement Date) or (ii) as to Right of Termination Date (ii) as defined above, Landlord offers to lease to Tenant additional space in the Building or Park equal in size to twenty-five percent (25%) of the Premises (as measured as of the sixth (6/th/) anniversary of the Commencement Date), but in no event shall Landlord be required to offer more than 8,100 rentable square feet. Such offer shall be on the same terms and conditions as this Lease (excluding the Special Provisions of this Lease) at the then-applicable rental rate under the Lease, except that as to tenant upfit, so long as there are at least five (5) years remaining in the Term of this Lease, Tenant shall receive a tenant improvement allowance of $17.50 per square foot, valued as of the Commencement Date, such that the actual allowance will be adjusted downward to account for the portion of the Term that has expired as of the Right of Termination Date . Upon such offer by Landlord, Tenant's option to accelerate the Expiration Date of the Term shall automatically expire and terminate and shall be of no further force and effect.

4.   Signs.  So long as Tenant is not in default under the terms of this Lease
     -----
     beyond any express cure period, Tenant may be listed on any monument sign erected listing tenants of the Building, such placard to be of a standard size, color and design to be determined by Landlord in Landlord's sole discretion. The cost of providing such placard shall be borne solely by Tenant, and shall be paid upon demand by Landlord as Additional Rent hereunder.

5.   Tenant Improvements.  Landlord will provide a turnkey buildout based upon
     -------------------
     mutually agreed-upon plans using building standard materials as provided in Exhibit C hereto.

                                      3-B

6.   Right of First Offer.
     --------------------

     (a) Beginning on the third (3/rd/) anniversary of the Commencement Date, so long as Tenant is not in default under the Lease, Tenant may require Landlord, by delivering written notice to Landlord, to grant Tenant a continuing Right of First Offer to lease additional space in the Building during the Term of this Lease, should any such space become available for leasing, such right to be governed by the following provisions:

     (b)  Terms of Right.
          --------------

          (i) Landlord and Tenant hereby acknowledge that the rentable space in the Building will be subdivided into separate suites (each a "Suite") and leased to multiple tenants.

          (ii) Tenant may exercise this Right of First Offer with respect to a Suite only if the leasehold rights of the tenant occupying such Suite shall have expired or terminated.

          (iii) Landlord shall notify Tenant as outlined in Section 6 (a), one hundred fifty (150) days in advance. Tenant then shall have ten (10) business days to notify Landlord that Tenant wishes to lease the Suite on substantially the same terms and conditions as this Lease, except that rent shall be determined by Landlord by reference to the market for space in the Building and also for space in comparable first-class office buildings in the Raleigh-Durham area. Thereafter, the parties shall enter into an amendment of this Lease to include the Suite as part of the Premises, which shall be conditioned in all respects upon the vacation of the Suite by its initial tenant. Tenant shall be conclusively deemed to have declined to lease the Suite if Tenant shall fail to notify Landlord of its intention to lease or decline the Suite within ten (10) business days after Landlord's notice of the availability of the Suite, whereupon Tenant's Right of First Offer shall be terminated with respect to such Suite without prejudice to any other Suite in the Building.

7.   Renewal Option. Landlord agrees that, provided no event of default by
     --------------
     Tenant shall exist at the time of exercise, Tenant shall have the right to renew this Lease for an additional period of five (5) years following the Term upon the same terms and conditions, except as hereinafter set forth, provided Tenant shall have given Landlord at least twelve (12) months prior written notice of exercise of this renewal option in advance of the end of the Term. Rent during the renewal period shall be fair market rent determined by Landlord and Tenant by reference to the market for space in the Building and also for space in comparable first-class office buildings in the Raleigh-Durham area, and adjusted annually during the renewal term but in no event shall the Rent be less than the Rent paid during the last 12 months of the Term. Tenant shall have the right to rescind its renewal if Landlord and Tenant have not agreed on fair market rent within thirty
     (30) days after Tenant's written notice.

8.   Operating Cost Escalation.  Notwithstanding anything to the contrary
     -------------------------
     contained in this Lease, Tenant shall not be obligated to pay the Operating Cost Escalation, as defined in Section 4.2. hereof, during calendar year 2001.

                                      3-C